As Filed with Securities and Exchange Commission on April 28, 2003

                                      Securities Act Registration No. 333-102382
                               Investment Company Act Registration No. 811-21277
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[ X ]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ X ]     Pre-Effective Amendment No. 1
[   ]     Post-Effective Amendment No. _
                                     and/or
[ X ]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ]     Amendment No. 1

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
           (Exact name of the registrant as specified in its charter)


            NEVADA                        6799                  83-6050683
(State or other jurisdiction  (Primary Standard Industrial   (I.R.S. Employer
      of incorporation         Classification Code Number)  Identification No.)
      or organization)


            1382 Leigh Court                         1382 Leigh Court
        West Linn, Oregon 97068                   West Linn, Oregon 97068
             (503) 675-5017                           (503) 675-5017

(Address and telephone number of principal      (Address of principal place
            executive offices)               of business or intended principal
                                                    place of business)

          Mr. Gary L. Lancaster                       With a Copy to:
             1382 Leigh Court                    Norman T. Reynolds, Esq.
         West Linn, Oregon 97068              Glast, Phillips & Murray, P.C.
         (503) 675-5017 (Office)              815 Walker Street, Suite 1250
        (503) 675-5013 (Facsimile)                 Houston, Texas 77002
 (Name, address and telephone number of           (713) 237-3135 (Office)
            agent for service)                   (713) 237-3202 (Facsimile)


     Approximate date of commencement of proposed sale to the public: As soon as practicable, after this registration statement has been declared effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ X ]

     It is proposed that this filing will become effective (check appropriate box).

          [ X ]     When declared effective pursuant to section 8(c).

The following boxes should only be included and completed if the registrant is a registered open-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

          [   ]     Immediately upon filing pursuant to paragraph (b).

          [   ]     On (date) pursuant to paragraph (b).

          [   ]     60 days after filing pursuant to paragraph (a).

          [   ]     On (date) pursuant to paragraph (a).

     If  appropriate,  check  the  following  boxes:

          [   ]     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          [   ]     This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is __________.


                                 CALCULATION OF REGISTRATION FEE


---------------------------  -------------  ------------------  -----------------  --------------
                                             PROPOSED MAXIMUM   PROPOSED MAXIMUM     AMOUNT OF
TITLE OF EACH CLASS OF         AMOUNT TO      OFFERING PRICE        AGGREGATE       REGISTRATION
SECURITIES TO BE REGISTERED  BE REGISTERED    PER SHARE (1)      OFFERING PRICE       FEE (2)
---------------------------  -------------  ------------------  -----------------  --------------
Investor Shares                     50,000  $            5,000  $     250,000,000  $       23,000
---------------------------  -------------  ------------------  -----------------  --------------

(1)  Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).
(2)  The filing fee has already been paid.

                              ---------------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                              Cross-Reference Sheet
                      Showing Location in the Prospectus of
                    Information Required by Items of Form N-2
                         Part A and B of the Prospectus*


     Form N-2 Item Number and Caption                      Location in Prospectus
---------------------------------------------  ----------------------------------------------

 1.  Outside Front Cover. . . . . . . . . . .  Outside Front Cover Page
 2.  Cover Pages; Other Offering Information.  Outside Front Cover Page; Outside Back Cover
                                               Page; Prospectus Summary; Risk Factors;
                                               The Trust

 3.  Fee Table and Synopsis . . . . . . . . .  Fee Table and Synopsis

 4.  Financial Highlights . . . . . . . . . .  Not Applicable
 5.  Plan of Distribution . . . . . . . . . .  Outside Front Cover Page; Plan of Distribution
 6.  Selling Shareholders . . . . . . . . . .  Not Applicable
 7.  Use of Proceeds. . . . . . . . . . . . .  Use of Proceeds
 8.  General Description of the Registrant. .  Outside Front Cover Page; Prospectus Summary;
                                               The Trust

 9.  Management . . . . . . . . . . . . . . .  The Trust
10.  Capital Stock, Long-Term Debt, and
     Other Securities . . . . . . . . . . . .  Certain Provisions of the Declaration of Trust
                                               and Bylaws

11.  Default and Arrears on Senior Securities  Not Applicable
12.  Legal Proceedings. . . . . . . . . . . .  The Trust
13.  Table of Contents of the Statement of
     Additional Information . . . . . . . . .  Not Applicable

14.  Cover Page . . . . . . . . . . . . . . .  Not Applicable
15.  Table of Contents. . . . . . . . . . . .  Not Applicable
16.  General Information and History. . . . .  The Trust
17.  Investment Objective and Policies. . . .  The Trust; Investment Strategy
18.  Management . . . . . . . . . . . . . . .  The Trust
19.  Control Persons and Principal Holders
     of Securities. . . . . . . . . . . . . .  The Trust
20.  Investment Advisory and Other Services .  The Trust
21.  Brokerage Allocation and Other Practices  Not Applicable
22.  Tax Status . . . . . . . . . . . . . . .  Certain Federal Income Tax Transactions
23.  Financial Statements . . . . . . . . . .  Financial Statements

---------------
*Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B, Statement of Additional Information, has been included in Part A, The Prospectus.
Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

The information in this prospectus is not complete and may be changed. A registration statement relating to the securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED APRIL 28, 2003

PROSPECTUS
               ______________,  2003


                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST

          SALE OF 50,000 INVESTOR SHARES AT A PRICE OF $5,000 PER SHARE
                          MINIMUM PURCHASE FIVE SHARES

     The People's Avenger Fund Business Trust, a recently formed Nevada business trust, is a closed-end non-diversified management investment company. Our investment objective involves the issuance of forward commitments, defined in this prospectus, to underwriters of debt securities of issuers, which are the permitted investments defined in this prospectus.

     Except for certain redemption rights, the Investor Shares will not be transferable. In addition, the Investor Shares will have limited voting rights.

     We are selling a minimum of 1,000 Investor Shares for $5,000,000 and a maximum of 50,000 Investor Shares for $250,000,000. The minimum amount of investment per investor is five Investor Shares or $25,000. The Investor Shares will be sold by us, subject to our right to reject any offer to purchase in whole or in part. All cash payments for the Investor Shares will be subject to an escrow agreement and held in an escrow account at U.S. Bancorp Piper Jaffrey, La Jolla, California, the escrow agent, until the initial closing date defined in this prospectus.

     Following the initial closing date, the remaining Investor Shares will be offered and sold on the same terms as set forth in this prospectus. However, at any time before or after the initial closing date and before the maximum number of Investor Shares have been sold, we may terminate this offering. Once the initial closing date has occurred, we will receive all funds held in escrow contributed by the investors. After the initial closing date, upon the sale of any additional shares, no part of the subscription proceeds shall be subject to an escrow agreement, but shall be immediately available for use by us. See "Plan of Distribution."

     The subscription period begins on the effective date of this prospectus, and will terminate, if not sooner terminated, at 5:00 p.m., Portland, Oregon time, on the first anniversary date of this prospectus, unless extended, with or without notice, for an additional period of time to a date thereafter not to exceed 120 days. Provided, however, if, on or prior to 5:00 p.m., Portland, Oregon time, on ______, 2003, subscriptions for at least 1,000 Investor Shares totaling $5,000,000 have not been received and accepted by us, then we will terminate the offering, and all subscriptions will be returned to the investors with interest and without any deduction or offset. See "Plan of Distribution."

     If, on or prior to 5:00 p.m., Portland, Oregon time, on ____, 2003, subscriptions for at least 1,000 Investor Shares totaling $5,000,000 have been received and accepted by us, then we may elect, at our option, to close on that portion of this offering by accepting the funds and issuing the appropriate number of Investor Shares, such date being referred to in this prospectus as the "initial closing date."

     THE INVESTOR SHARES ARE NOT CURRENTLY LISTED FOR SALE ON ANY EXCHANGE, AND WE DO NOT PLAN TO HAVE THEM QUOTED FOR SALE ON ANY PUBLIC MARKET.

                          OFFERING                      PROCEEDS TO THE PEOPLE'S
                           PRICE      SALES LOAD (1)      AVENGER FUND (2) (3)
--------------------------  ------------  ---------------  --------------------------
Per Share. . . . . . . . .  $      5,000  $           -0-  $                    5,000
--------------------------  ------------  ---------------  --------------------------
Total Minimum Offering . .  $  5,000,000  $           -0-  $                5,000,000
--------------------------  ------------  ---------------  --------------------------
Total Maximum Offering . .  $250,000,000  $           -0-  $              250,000,000
--------------------------  ------------  ---------------  --------------------------

(1) There will be no commissions paid with respect to the sale of the Investor Shares.
(2) There will be a charge against an electing investor's Investor Shares for insurance premiums to insure an Insured Shareholder's investment in The People's Avenger Fund. The premium will be an amount equal to three percent per annum of the total invested by an Insured Shareholder, payable at the rate of 0.75 percent for each calendar quarter. Therefore, each $5,000 invested by an Insured Shareholder will be subject to a charge of $37.50. Any Insured Shareholder may have his Investor Shares redeemed at the end of any calendar quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent for the quarter in which redemption occurs. The trustees will not be entitled to any compensation from us until all paid insurance premiums have been refunded to the Insured Shareholders out of the Quarterly Income. See "Fee Table and Synopsis" and "The Trust - Insurance Covering Investor Shares." If an investor does not elect to purchase insurance covering his Investor Shares, then the foregoing discussion with respect to insurance will not be applicable.
(3) Any expenses of The People's Avenger Fund related to this offering will likewise be paid out of any compensation which may be due to our trustees. The Investor Shares will not be charged with any such expenses. See "Fee Table and Synopsis" and "The Trust - The Trustees."


 THIS INVESTMENT INVOLVES RISKS.  SEE "RISK FACTORS" BEGINNING ON PAGE 7 OF THIS
                                  PROSPECTUS.

     This prospectus sets forth concisely information about The People's Avenger Fund that you should know before investing. You are advised to read this prospectus and to retain it for future reference.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     Following the initial closing date, it is expected that delivery of any Investor Shares sold by means of this prospectus will be delivered within five days after the date of any sale.

     Until ____, 2003 all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS


Fee Table and Synopsis . . . . . . . . . . . . . . . . . . . .           1
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . .           7
Plan of Distribution . . . . . . . . . . . . . . . . . . . . .           9
Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . .          11
The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .          11
Certain Provisions of the Declaration of Trust and Bylaws. . .          20
Investment Strategy. . . . . . . . . . . . . . . . . . . . . .          31
Certain Federal Income Tax Considerations. . . . . . . . . . .          36
Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . .          38
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . .          38
Where You Can Find More Information. . . . . . . . . . . . . .          38
Index to Financial Statements. . . . . . . . . . . . . . . . .          38
Financial Statements . . . . . . . . . . . . . . . . . . . . .       F1/F3
Second Amended and Restated Agreement and Declaration of Trust  Appendix A
Historical Data Related to the Debt Securities Market. . . . .  Appendix B

                             FEE TABLE AND SYNOPSIS

     At the time of any purchase of an Investor Share, and for every calendar quarter thereafter ending on March 31, June 30, September 30, and December 31 in any year that the shareholder owns the Investor Shares, the shareholder, if requested, will be charged for an insurance premium to insure the shareholder's investment in The People's Avenger Fund. Other than insurance premiums to insure each Insured Shareholder's investment in The People's Avenger Fund, none of our liabilities will be chargeable against the Investor Shares, including, without limitation, any fees charged to us by any Qualified Bank. Investors electing not to purchase any insurance covering their Investor Shares will not be charged for any such insurance.

     The insurance premium will be an amount equal to three percent per annum of the total invested by an Insured Shareholder, payable at the rate of 0.75 percent each quarter ending on March 31, June 30, September 30 and December 31 in any year. Therefore, each $5,000 invested by an Insured Shareholder will be subject to a charge of $37.50 per quarter. Any Insured Shareholder may have his Investor Shares redeemed at the end of any such quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment for the quarter in which redemption occurs. The trustees will not be entitled to any compensation from The People's Avenger Fund until all insurance premiums paid by the Insured Shareholders have been refunded to the Insured Shareholders out of the proceeds of the Quarterly Income.

     Prior to making any disbursements to the shareholders, the trustees shall utilize the Quarterly Income to pay all liabilities, expenses and costs of The People's Avenger Fund. Our liabilities, expenses and costs, including the compensation due to our trustees, will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in our operational account, the Fund Expense Account, and the Fund Investor Account. To the extent our liabilities, expenses and costs exceed 0.5 percent per quarter, including the compensation due to the trustees, on deposit, in the aggregate, during such quarter in our operational account, the Fund Expense Account, and the Fund Investor Account, any such excess shall be solely charged against the assets of the Founders Shares and be payable by the shareholders of the Founders Shares. All contracts or arrangements entered into by the trustees on behalf of The People's Avenger Fund shall include a notice thereof.

     The trustees will receive compensation from us equal to the difference between the actual liabilities, expenses and costs of The People's Avenger Fund and 0.5 percent per quarter ending on March 31, June 30, September 30, and December 31 in any year of the total amount on deposit, in the aggregate, during such quarter in our operational account, the Fund Expense Account, and the Fund Investor Account. If the liabilities, expenses and costs of The People's Avenger Fund exceed such 0.5 percent per quarter, the trustees shall receive no compensation for that quarter.

     Our trustees will not be entitled to any compensation from us until all paid insurance premiums have been refunded to the Insured Shareholders out of the Quarterly Income. Any expenses related to this offering will be paid out of any compensation which may be due to the trustees. To the extent that any such compensation is insufficient to pay the expenses related to this offering, any such expenses will be paid by the shareholders of the Founders shares. The Investor Shares will not be charged with any such expenses.






                            INTENTIONALLY LEFT BLANK

     The following table describes our projected expenses on an annual basis, assuming all investors are Insured Shareholders:


ANNUAL INVESTOR TRANSACTION EXPENSES PER INVESTOR SHARE              AMOUNT
-------------------------------------------------------------------  -------
Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0%
Insurance Premiums. . . . . . . . . . . . . . . . . . . . . . . . .    3.00%

            ANNUAL EXPENSE PER INVESTOR SHARE
Trustees' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . .    1.00%
Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .    1.00%
                                                                     -------

Total Annual Expenses . . . . . . . . . . . . . . . . . . . . . . .    5.00%
                                                                     =======


------------------------------------------------------------  -------  --------  --------  ---------
EXAMPLE                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------  -------  --------  --------  ---------

You would pay the following expenses on
a $5,000 investment, assuming a 5% annual return. . . . . .   $   250  $    750  $  1,250  $   2,500
------------------------------------------------------------  -------  --------  --------  ---------

     You should note that the assumption of a five percent annual return does not accurately reflect the financial terms of The People's Avenger Fund. See "Investor Strategy." Additionally, we do not require the reinvestment of distributions.

     The SEC requires us to present our expenses in the above-described format. The SEC intends for this requirement to assist investors in understanding the various costs and expenses that an investor in the Investor Shares will bear directly or indirectly. THE INVESTOR, IF HE IS AN INSURED SHAREHOLDER, SHOULD UNDERSTAND, THAT HIS INVESTOR SHARES WOULD ONLY BE CHARGED WITH THE COST OF THE INSURANCE PREMIUMS. ALL OTHER EXPENSES WILL BE CHARGED AGAINST QUARTERLY INCOME TO THE EXTENT PERMITTED IN THIS PROSPECTUS. If the investor does not elect to purchase any insurance covering his Investor Shares, he will not be charged for any insurance premiums. See "Certain Provisions of the Declaration of Trust and Bylaws - Insurance Covering Investor Shares."






                            INTENTIONALLY LEFT BLANK

                                     SUMMARY

     Unless the context otherwise suggests, "we," "our," "us," and similar terms, as well as references to the "Trust," all refer to The People's Avenger Fund Business Trust.

     This summary is not a complete description of The People's Avenger Fund. It does not contain all of the information that may be important to you. To understand this offering fully, you must read the entire prospectus carefully, including the "Risk Factors," beginning on page 7 of this prospectus.

     Our declaration of trust attached to this prospectus as Appendix A contains
                                                             ----------
a glossary of some of the significant terms used by us. You should refer to the glossary, to more easily understand the terms used in this prospectus.

THE  TRUST

     The People's Avenger Fund Business Trust, a Nevada business trust, was formed on December 9, 2002. The purpose of The People's Avenger Fund is to attempt to capitalize on certain investment opportunities that arise in today's debt securities underwriting market due to internal corporate policies and legal regulations, which often limit an underwriter of debt securities in its ability to commit large amounts of funds to the underwriting process.

THE  TRUST'S  INVESTMENT  STRATEGY

     Our investment strategy, which will be directed by our trustees, involves the issuance of forward commitments by us to underwriters of debt securities registered under the Securities Act. The debt securities must qualify as permitted investments as described in this prospectus. In essence, what we will do is to agree to purchase the registered debt securities, if the underwriter cannot sell them to another party. The underwriters of the securities will pay us a fee for our agreement to purchase the securities. Our strategy was developed to satisfy our two primary goals:

-    Maximizing the protection of our investors' investments; and

- Simultaneously maintaining a level of profitability which will enable us to provide our investors with an adequate return on their investment.

INFORMATION  REGARDING  THE  TRUST

     Our address is 1382 Leigh Court, West Linn, Oregon 97068, telephone (503) 675-5017, fax (503) 675-5013, and e-mail peoplesavengerfund@attbi.com. We do not maintain an Internet web site.

THE  OFFERING

Securities Offered            50,000 Investor Shares at a purchase price of
                              $5,000 each.

Minimum Initial Investment    $25,000 (Five Investor Shares).

Minimum Subsequent Investment $5,000 (One Investor Share) provided, at the time of subsequent investment, the investor owns at least five Investor Shares.

Restrictions on Transfer      Except for certain redemption rights, the
                              Investor Shares will not be transferable. See
                              "Certain Provisions of the Declaration of Trust and Bylaws - The Investor Shares."

No Trading Market for the
  Shares                      The Investor Shares are not currently
                              listed for sale on any exchange, and we do not plan to have them quoted for sale on any public market.


Insurance                     Each investor may elect to purchase insurance
                              insuring his investment in The People's Avenger
                              Fund. The insurance premium will be an amount equal to three percent per annum of the total invested by an Insured Shareholder, payable at the rate of 0.75 percent each quarter ending on March
                              31, June 30, September 30 and December 31 in any year. Therefore, each $5,000 invested by an Insured Shareholder will be subject to a charge of $37.50 per calendar quarter. See "Certain
                              Provisions of the Declaration of Trust and Bylaws - Insurance Covering Investor Shares."

Permitted Investments         We may invest in permitted investments which
                              satisfy each of the following criteria:

                              -    The securities are issued by an entity
                                   having, at the time the forward commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investors Service, or the equivalent rating of any other recognized rating service;

                              - The securities are registered pursuant to the Securities Act of 1933;

                              - We must not be deemed to be an affiliate of the issuer of the securities, as that term is defined in the Securities Act;

                              -    On the date that the securities are
                                   electronically delivered by their underwriter to us, the securities (a) have a yield to maturity of at least 350 basis points higher per annum than the 10 year U.S. Treasury market rate on such date; or (b) provide a yield to maturity of 200 basis points higher per annum than the market rate for such security class on the day of delivery, whichever is greater; and

                              - The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

Other Qualified Investments   In addition, to the extent that our cash is not
                              invested in the permitted investments, we may invest in a Qualified Bank's money market accounts as follows:

                              - In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

                              - Provided we shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

Distributions                 Following payment of the expenses as provided in
                              our declaration of trust, the trustees shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each shareholder who has owned Investor Shares for at least 45 days.

Voting Rights                 Holders of Investor Shares will have limited
                              voting rights, as specified in our declaration of trust and bylaws.

Tax Considerations            The People's Avenger Fund will be treated as a
                              grantor trust under the U.S. federal income tax laws. This means that each shareholder will be deemed to be the direct owner of his proportionate share of the assets held by us. Similarly, income received by us will generally be treated as income of the shareholders. See "Certain Federal Income
                              Tax Considerations."

Risks Investment in the Investor Shares entails a degree of risk. See "Risk Factors."

NATURE  OF  THE  OFFERING

     This offering is a "best efforts" and "minimum-maximum" offering by The People's Avenger Fund, without the assistance of any broker-dealer or any other selling agent. There will be no compensation payable to The People's Avenger Fund or any other party in connection with the sale of the Investor Shares. We will use an escrow account, which will hold all proceeds from the sale of the Investor Shares until the initial closing date. After the initial closing date, once we decide to terminate the offering, if there are any funds remaining in the escrow account, all of the funds will be disbursed to us. At any time before the maximum number of 50,000 shares have been sold to purchasers, we may terminate this offering, if:

-    We determine to do so, in our sole discretion;

- Specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges or by governmental authorities; or

- Other events have occurred or are pending or threatened which, in our judgment, materially impair the investment quality of the Investor Shares.






                            INTENTIONALLY LEFT BLANK

                                  RISK FACTORS

     Investment in the Investor Shares involves a degree of risk. Each prospective investor should consider carefully the risk factors attendant to the purchase of the Investor Shares, including but not limited to, those discussed below, and should consult his legal, tax and financial advisers with respect thereto.

LIMITED OPERATING HISTORY

     The People's Avenger Fund was formed in the State of Nevada on December 9, 2002, by Gary L. Lancaster, one of our current trustees. Although the investment strategy described in this prospectus has been successfully utilized by Mr. Lancaster in the past, The People's Avenger Fund has no operational history as of the date of this prospectus, and there can be no assurance that our investment activities will be successful. Once we have had a full year of performance, we will provide you with our total and average annual return information including after-tax performance information. The People's Avenger Fund is not a complete investment program and you should consider diversifying your investment portfolio.

INTERNAL  MANAGEMENT

     We will not be managed like a typical closed-end investment company. The People's Avenger Fund will be internally managed by the trustees and will not have any separate investment adviser or transfer agent.

NON-DIVERSIFIED  STATUS

     The People's Avenger Fund will be considered non-diversified under the Investment Company Act of 1940, which means that we will not be limited in the proportion of our assets that may be invested in the obligations of a single issuer. Economic, political, or other conditions that affect the industries or issuers in which we may be heavily invested may result in greater fluctuation in the value of our shares than if we were more widely diversified. We do not intend to meet certain tax diversification requirements.

INABILITY  OF  THIRD  PARTIES  TO  SATISFY  SUBSCRIPTION  OBLIGATIONS

     As described in more detail in this prospectus, The People's Avenger Fund will for a fee issue a forward commitment, which is in essence an agreement by us to purchase registered debt securities in an underwritten offering pursuant to the Securities Act, which are defined in this prospectus as permitted investments. Generally, before issuing a forward commitment, we will rely on the underwriter's expectation that it will be able to sell the securities as anticipated. Despite the existence of such expectation, it is possible that a proposed purchaser of the securities from the underwriter, due to factors beyond our control, may become unable to satisfy its agreement to purchase the securities. In such event, which we feel will be very limited in number, we will have to fund our forward commitment and purchase the permitted investments. Consequently, the profits which may be earned by us on the transaction, if any, could be substantially less than originally hoped. Any unrealized profits could have a materially adverse effect on our ability to pay the Investor Returns to the shareholders of the Investor Shares.

COMPETITION

     We will face competition from banks and other non-banking institutions which issue forward commitments. Many of those competitors have extensive and successful histories in issuing forward commitments and have substantially more resources than those possessed by us.

IRREVOCABLE SUBSCRIPTIONS

     The execution and delivery of the subscription agreement by an investor constitutes a binding offer to purchase the indicated number of Investor Shares. The investor will not be able to revoke the subscription. See "Plan of Distribution."

NO  PUBLIC  MARKET  EXISTS

     We do not expect that the Investor Shares will ever be quoted for sale on any public market. Consequently, there will be no trading market for the Investor Shares.

LIMITED  VOTING  RIGHTS

     The Investor Shares have limited voting rights as described in our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust and Bylaws - Shareholders' Voting Powers; Meetings."

RESTRICTIONS  ON  TRANSFER

     Except for certain redemption rights, the Investor Shares will not be transferable. See "Certain Provisions of the Declaration of Trust and Bylaws - The Investor Shares."

WE  HAVE  CONFLICTS  OF  INTEREST

     A trustee is, or may become in his individual capacity, an officer, director, controlling stockholder and/or partner of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, effort, and corporate opportunity involved in participation with other business entities. The amount of time that our trustees will devote to our business may be limited. It is not anticipated that any other business interests of our trustees will be ones that are, or will be, in competition with us. See "The Trust - The Trustees."

FORWARD-LOOKING  STATEMENTS

     This prospectus contains forward-looking statements that involve risks and uncertainties. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate," and "continue," or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of future results of our investment strategy or of our financial condition, or state other "forward-looking" information. We believe that it is important to communicate our future expectations to our investors. However, there will be events in the future that we are not able to accurately predict or control.

The factors listed above in this section captioned "Risk Factors," as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in the Investor Shares, you should be aware that the occurrence of the events described in "Risk Factors" and elsewhere in this prospectus could have a material adverse effect on our operating results and financial condition.

                              PLAN OF DISTRIBUTION

SUBSCRIPTION  PERIOD

     The subscription period begins on the effective date of this prospectus, and will terminate, if not sooner terminated, at 5:00 p.m., Portland, Oregon time, on ______, 2004, unless extended, with or without notice, for an additional period of time to a date thereafter not to exceed 120 days, the "termination date." Provided, however, if, on or prior to 5:00 p.m., Portland, Oregon time, on ___, 2003, subscriptions for at least 1,000 Investor Shares totaling $5,000,000 have not been received and accepted by us, then we will terminate the offering, and all subscriptions will be returned to the investors with interest and without any deduction or offset. If, on or prior to either of such dates, subscriptions for at least 1,000 Investor Shares totaling $5,000,000 have been received and accepted by us, then we may elect, at our option, to close on that portion of this offering by accepting the funds and issuing the appropriate number of Investor Shares, such date being referred to in this prospectus as the "initial closing date." At that time, the escrow agent will deliver $5,000,000 to us and we will begin our investment program as described in this prospectus.

     All charges of the escrow agent will be charged to The People's Avenger Fund, but paid by the shareholders of the Founders shares. Likewise, upon the initial closing date, and at all times thereafter, whenever proceeds of the offering are delivered to us, the trustees shall purchase for the benefit of each Insured Shareholder, who is defined as an investor specifically requesting insurance, the required insurance insuring the amount contributed to The People's Avenger Fund by each Insured Shareholder. See "Certain Provisions of the Declaration of Trust and Bylaws - Insurance Covering Investor Shares."

     Until we have received and accepted subscriptions for at least 1,000 Investor Shares totaling $5,000,000, all proceeds received from the sale of our shares will be deposited into an interest bearing escrow account at U.S. Bancorp Piper Jaffrey, La Jolla, California, the escrow agent. The funds on deposit in the escrow account will not be commingled with the accounts of The People's Avenger Fund or any other entity.

     On the initial closing date, we will receive all funds held in escrow contributed by the investors. Following the initial closing date, and until 5:00 p.m., Portland, Oregon time, on the termination date, unless extended, with or without notice, for a period of time to a date thereafter not to exceed 120 days following the termination date, the remaining Investor Shares will be offered and sold on the same terms as contained in this prospectus, other than the requirement for an escrow as discussed in this prospectus.

     At any time before or after the initial closing date and before the maximum number of Investor Shares has been sold, we may terminate this offering, if:

-    We determine to do so, in our sole discretion;

- Specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges or by governmental authorities; or

- Other events have occurred or are pending or threatened which, in our judgment, materially impair the investment quality of our Investor Shares.

     After the initial closing date, upon the sale of any of the Investor Shares, no part of the subscription proceeds will be subject to an escrow agreement executed between the escrow agent and us but will be immediately available for use by The People's Avenger Fund. However, for administrative ease, after the initial closing date, all subscriptions for the Investor Shares will be initially deposited into the escrow account, and then transferred to The People's Avenger Fund.

     If we elect to terminate the offering before the initial closing date, all subscriptions will be returned to the investors with interest and without any deduction or offset.

SUBSCRIPTION PROCEDURE

     If you decide to subscribe for any Investor Shares in this offering, you must:

-    Execute and deliver a subscription agreement; and

-    Deliver a check or certified funds to us for acceptance or rejection.

     All checks for subscriptions must be made payable to "The People's Avenger Fund Escrow Account."

     The execution of the subscription agreement by a subscriber constitutes a binding offer to purchase our Investor Shares. Once an investor subscribes for our Investor Shares, the investor will not be able to revoke his subscription. Any revenues, which may be generated with respect to a subscription before the initial closing date, will be held in a separate interest bearing escrow account with the escrow agent.

RIGHT  TO  REJECT  SUBSCRIPTIONS

     Subscriptions for the purchase of our Investor Shares may be rejected in whole or in part by us for any reason and need not be accepted in the order received. All subscriptions are subject to prior sale. We will return all monies from rejected subscriptions immediately to the subscriber, without interest or deductions. Subscriptions for securities will be accepted or rejected within 48 hours after we receive them.

NO  BROKER-DEALER

     The People's Avenger Fund will sell the Investor Shares on a "best efforts" basis without the assistance of any broker-dealer or selling agent. There is no firm commitment on the part of The People's Avenger Fund or any other party to purchase any of the Investor Shares not otherwise sold in this offering. There will be no compensation paid by The People's Avenger Fund in connection with the sale of the Investor Shares.

KEY  TERMS  OF  THE  ESCROW  AGREEMENT

     Since this offering is a "best efforts" offering as well as a "minimum-maximum" offering, until the initial closing date, we will use an escrow account. Under the terms of our escrow agreement with the escrow agent:

- The proceeds from the sale of our Investor Shares will be deposited into an interest bearing account until the initial closing date;

- Even though we have no obligation to do so, following the initial closing date, we will continue to use the escrow account for administrative purposes, with all deposits being immediately available for our use; and

- The regulatory administrator of any state in which the offering is registered has the right to inspect and make copies of the records of the escrow agent relating to the escrowed funds in the manner described in the escrow agreement.

                                 USE OF PROCEEDS

     The proceeds of this offering will be used immediately upon the initial closing date, and thereafter, to:

- Purchase the insurance covering the Investor Shares on behalf of Insured Shareholders;

-    Purchase any permitted investments; and

- To the extent that cash is not invested in the permitted investments, invest in a Qualified Bank's money market accounts as specified in our declaration of trust.

     As described elsewhere in this prospectus, none of our expenses, including the expenses of this offering, will be charged to the Fund Investor Account. See "Fee Table and Synopsis" and "The Trust - The Trustees."

                                    THE TRUST

CREATION  AND  FORM  OF  THE  PEOPLE'S  AVENGER  FUND

     The People's Avenger Fund is a newly organized Nevada business trust. It is a non-diversified, closed-end management investment company under the Investment Company Act. We were formed on December 9, 2002 under an Agreement and Declaration of Trust, an amended copy of which is attached to this prospectus as Appendix A and incorporated herein by reference for all purposes.
              ----------
Our address is 1382 Leigh Court, West Linn, Oregon 97068, telephone (503) 675-5017, fax (503) 675-5013, and e-mail peoplesavengerfund@attbi.com. We do not maintain an Internet web site.

     Duration and Termination of The People's Avenger Fund. We will have perpetual existence. Subject to a majority shareholder vote of The People's Avenger Fund or of each series of our shares to be affected, the trustees may, pursuant to Section 9.4(a) of our declaration of trust:

- Sell and convey all or substantially all of our assets to another entity which is a closed-end management investment company as defined in the Investment Company Act; or

- At any time sell and convert into money all or substantially all of the assets of The People's Avenger Fund or any affected series of our shares.

     The trustees may take any of the actions specified in Section 9.4(a) of our declaration of trust without obtaining a majority shareholder vote of The People's Avenger Fund, or any series of our shares, if a majority of the trustees determines that the continuation of The People's Avenger Fund or series of our shares is not in our best interests of such series of our shares, or their respective shareholders due to events adversely affecting the ability of The People's Avenger Fund to conduct its business and operations in an economically viable manner. Such factors and events may include:

-    Our inability to maintain assets at an appropriate size;

- Changes in laws or regulations governing our shares or affecting assets in which we or series of our shares invest;

- Or economic developments or trends having a significant adverse impact on the business or operations of The People's Avenger Fund or such series of our shares.

     Upon completion of the distribution of the remaining proceeds or assets pursuant to Section 9.4(a) of our declaration of trust, The People's Avenger Fund or affected series of our shares shall terminate. Thereafter, our trustees and The People's Avenger Fund shall be discharged of any and all further liabilities and duties in our declaration of trust with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged.

     Trust Not a Partnership. Our declaration of trust creates a trust and not a partnership. No trustee shall have any power to bind personally either The People's Avenger Fund's officers or any shareholder to any obligation to which such person has not consented.

     Credit Rating. We will submit an application for a direct rating from Standard & Poors Corporation in order to show our credit risk rating. There is no guarantee that we will be able to obtain any rating from Standard & Poors or any other rating agency.

THE TRUSTEES

     Management of The People's Avenger Fund. The business and affairs of The People's Avenger Fund shall be managed by or under the direction of the trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The trustees may execute all instruments and take all action they deem necessary or desirable to promote our interests. Any determination made by the trustees in good faith as to what is in the interests of The People's Avenger Fund shall be conclusive.

     Initial Trustees; Election and Number of Trustees. The initial trustees shall be the persons initially signing our declaration of trust. A majority of the trustees shall fix the number of trustees from time to time, provided, that there shall be at least one trustee. The shareholders shall elect the trustees on such dates as the trustees may fix from time to time.

     Term of Office of Trustees. Each trustee shall hold office for one year or until his successor is elected or The People's Avenger Fund terminates, except that:

- Any trustee may resign by delivering to the other trustees or to any officer of The People's Avenger Fund a written resignation effective upon such delivery or a later date specified therein;

- Any trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees, specifying the effective date of removal;

- Any trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other trustees, specifying the effective date of retirement; and

- Any trustee may be removed at any meeting of the shareholders by a vote of at least two-thirds of our outstanding shares.

     Vacancies; Appointment of Trustees. Whenever a vacancy shall exist in our board of trustees, regardless of the reason for such vacancy, the remaining trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the Investment Company Act. Such appointment shall be made by a written instrument signed by a majority of the trustees or by a resolution of the trustees, duly adopted and recorded in the records of The People's Avenger Fund, specifying the effective date of the appointment. The trustees may appoint a new trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a trustee, or an increase in the number of the trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such trustee has accepted his appointment in writing, The People's Avenger Fund estate shall vest in the new trustee, together with the continuing trustees, without any further act or conveyance, and he shall be deemed a trustee in our declaration of trust. The power of appointment is subject to Section 16(a) of the Investment Company Act.

     Chairman. The trustees shall appoint one of their numbers to be chairman of the board of trustees. The chairman shall preside at all meetings of the trustees, shall be authorized to execute the policies established by the trustees and the administration of The People's Avenger Fund, and may be the chief executive, financial and/or accounting officer of The People's Avenger Fund.

     Action by Trustees. The trustees shall act by majority vote at a meeting duly called, including at a telephonic meeting, unless the Investment Company Act requires that a particular action be taken only at a meeting of the trustees in person, at which a quorum is present or by written consent of a majority of the trustees or such greater number as may be required by applicable law without a meeting. A majority of the trustees shall constitute a quorum at any meeting.

     Trustees, etc. as Shareholders. Subject to any restrictions in our bylaws, any trustee, officer, agent or independent contractor of The People's Avenger Fund may acquire, own and dispose of our shares to the same extent as any other shareholder; the trustees may issue and sell our shares to and buy our shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

     Compensation of Trustees. The trustees will receive compensation from us equal to the difference between our actual liabilities, expenses and costs and
0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in our operational account, the Fund Expense Account, and the Fund Investor Account. If our liabilities, expenses and costs, other than the compensation due to our trustees, exceed 0.5 percent per quarter, the trustees shall receive no compensation for that quarter. Any compensation payable to our trustees will be paid only out of the Fund Expense Account and only to the extent that we have Quarterly Income. The chairman of our board of trustees shall determine the distribution of the trustees' compensation among our trustees.

     The trustees will not be entitled to any compensation from The People's Avenger Fund until all investors who have paid insurance premiums with respect to their Investor Shares have been reimbursed for all such insurance premiums out of the Quarterly Income. Any expenses of The People's Avenger Fund related to any offering of the shares to investors under the Securities Act will be paid out of any compensation, which may be due to the trustees. The Investor Shares will not be charged with any such expenses. In the event that any such expenses are incurred and there is insufficient trustees' compensation or no trustees' compensation then due from which such expenses can be paid, the shareholders of the Founders Shares will pay any such expenses.

CONTRACTS  WITH  SERVICE  PROVIDERS

     Parties to Contracts with Service Providers. The trustees may enter into any contract with any entity, although one more of the trustees or officers of The People's Avenger Fund may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as trustee and/or shareholder, or be liable merely by reason of such relationship for any loss or expense to The People's Avenger Fund with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with our declaration of trust or our bylaws.

     Investment Adviser. Section 7.1 of our declaration of trust provides that subject to a majority shareholder vote, the trustees may enter into one or more investment advisory contracts on behalf of The People's Avenger Fund, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to us on terms and conditions acceptable to our trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of our property as permitted in this prospectus and our declaration of trust on behalf of the trustees or may authorize any officer or agent of The People's Avenger Fund to affect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The trustees may authorize the investment adviser to employ one or more sub-advisers. Notwithstanding the power to hire an investment adviser, The People's Avenger Fund will be internally managed and will not have an investment adviser.

     Principal Underwriter. Section 7.2 of our declaration of trust provides that our trustees may enter into contracts on our behalf, with respect to the distribution and sale of our shares by another party, either directly or as sales agent, on terms and conditions acceptable to our trustees. The trustees may adopt a plan or plans of distribution pertaining to our shares and enter into any related agreements, whereby The People's Avenger Fund finances directly or indirectly any activity that is primarily intended to result in sales of its shares, subject to the requirements of the Investment Company Act, and other applicable rules and regulations. Inasmuch as we are selling all of the Investor Shares directly, without any compensation, we will not utilize the services of any underwriter.

     Any contract referred to in Sections 7.1 and 7.2 in our declaration of trust shall be consistent with and subject to the applicable requirements of
Section 15 of the Investment Company Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 7.1 in our declaration of trust shall be effective unless assented to as required by Section 15 of the Investment Company Act, and the rules and orders thereunder.

     Custodian. Our trustees shall at all times place and maintain our securities and similar investments in custody with a Qualified Bank meeting the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Our trustees may enter into an agreement with a custodian on terms and conditions acceptable to the trustees. On the effective date of this prospectus our custodian is Wells Fargo Bank, whose address is 1300 SW 5th Avenue, Suite 1500, Portland, Oregon 97208.

     Transfer Agent. Inasmuch as there will be no trading of our shares, we will not use the service of any transfer agent. We will handle all redemptions of our shares internally

Administration and Accounting Services. We have entered into an agreement with James E. Gallien, Jr. to provide administration and accounting services. The services to be provided will include:

-    Establishing and maintaining shareholder accounts and records;

-    Processing purchase and redemption transactions;

-    Preparation, mailing and filing of reports;

- Assistance in monitoring the total number of our shares sold in each state for "blue sky" purposes;

-    Compiling data for the preparation of notices to be sent to the SEC;

-    Sending statements to our shareholders;

-    Monitoring our expense accruals;

-    Performing securities valuations; and

- Preparing financial statements for the Annual and Semi-Annual Reports to the SEC and our shareholders.

     The fees to be charged by Mr. Gallien for these services will be computed daily and payable monthly at the rate of $45 per hour.

CODE  OF  ETHICS

     We have adopted Codes of Ethics that govern the conduct of our employees who may have access to information about our securities transactions. The Codes recognize that such persons owe a fiduciary duty to our shareholders and must place the interests of our shareholders ahead of their own interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by us or other advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by our trustees and could result in severe penalties.

ANTI-MONEY  LAUNDERING  COMPLIANCE  PROGRAM

     We have established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the "USA Patriot Act." In order to ensure compliance with this law, our program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the program. Procedures to implement the program include, but are not limited to, ascertaining that we have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. We will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

POWERS  OF  THE  TRUSTEES

     Powers. Our trustees in all instances, and subject to all of the provisions of our declaration of trust and bylaws, shall act as principals, free of the control of the shareholders. The trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of The People's Avenger Fund. The trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, except as may be otherwise provided in our declaration of trust, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish our purposes, and to dispose of the same. The trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation in our declaration of trust, the Investment Company Act, our bylaws, or resolutions of The People's Avenger Fund, our trustees shall have power and authority, without limitation:

- To make the investments as described in this prospectus. Except as provided in Sections 4.8 and 4.9 in our declaration of trust, the trustees shall not make any other investments of our assets.

- To operate as and carry on the business of a closed-end investment company, and exercise all the powers necessary and proper to conduct such a business;

- To adopt bylaws not inconsistent with our declaration of trust providing for the conduct of the business of The People's Avenger Fund and to amend and repeal them to the extent such right is not reserved to the shareholders;

- To elect and remove such officers and appoint and terminate such agents as they deem appropriate; and

- To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     Certain Transactions. Our trustees may not buy any securities from or sell any securities to, or lend any of our assets to, any trustee or officer of The People's Avenger Fund or any firm of which any such trustee or officer is a member acting as principal. However, except as prohibited by applicable law, the trustees may, on behalf of The People's Avenger Fund, have dealings with any firm of which any trustee or officer of The People's Avenger Fund is a member and which acts as a principal investment adviser, administrator, distributor or transfer agent for The People's Avenger Fund or with any interested person of such person, as defined in the Investment Company Act. We may employ any such person or entity in which such person is an interested person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

EXECUTIVE  OFFICERS  AND  TRUSTEES

     The following table sets forth information concerning our trustees and executive officers as of the date of this prospectus:

NAME               AGE                      POSITION                       TRUSTEE SINCE
-----------------  ---  ------------------------------------------------  ----------------
Gary L. Lancaster   51  Chairman, president, and chief executive officer  December 9, 2002
Warren E. Marsh     78                       Trustee                       April 5, 2003
Guy C. Stephenson   52                       Trustee                       April 5, 2003
John Lenz           46                       Trustee                       April 21, 2003
Lynn Hollister      70                       Trustee                       April 21, 2003

     Our board of trustees elects our executive officers annually.

     We may employ additional management personnel, as our board of trustees deems necessary. We have not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

     A description of the business experience during the past several years for each of the trustees and executive officers of The People's Avenger Fund is set forth below.

     Gary L. Lancaster has spent the majority of his professional career in the specialized field of trust administration, financial consulting, and asset management. He has been one of our trustees since our formation on December 9, 2002. From 1995 to 1996, Mr. Lancaster was a planning officer and retirement specialist handling investments, estate planning, and trusts with First Interstate Bank - Wells Fargo/Stephens, Inc. From 1997 to 1999, he was an insurance specialist in investments, estate planning and trusts for BA Financial Services, Inc. Since 1999, Mr. Lancaster has been employed as a vice president of financial services and a financial consultant of U.S. Bancorp, an affiliate of the escrow agent under this prospectus. Since June 1996, Mr. Lancaster has been the owner of Lancorp Financial Group, LLC. Since March 2003, Mr. Lancaster has been a trustee of Lancorp Financial Fund Business Trust. Mr. Lancaster is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

     Warren E. Marsh has been retired since 1979. However, from 1945 until 1978, Mr. Marsh served in various capacities with First Pasadena State Bank in Pasadena, Texas. He retired from the bank in 1978 as a senior vice president.

From 1978 until 1979, he was vice president, secretary and treasurer of Preston Truck & Trailer Services, Inc.

     Guy C. Stephenson has been a senior litigation counsel since 2001 with Weyerhaeuser Company, a publicly traded company on the New York Stock Exchange. From 1979 until 2001, he practiced law at Schwabe, Williamson & Wyatt in Portland, Oregon.

     John Lenz has spent the last 20 years in the financial services industry specializing in the accumulation, protection and distribution of wealth. His business, Lenz Financial Group, is located in Portland, Oregon.

     Lynn Hollister has been a certified public accountant, since 1965. He is president of Tax Savers, Inc in Beaumont, Texas.

DEPENDENCE  ON  KEY  PERSONNEL

     We are dependent upon the expertise of Gary L. Lancaster, one of our trustees. If we were to lose the services of Mr. Lancaster, our ability to carry out our investment program could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Lancaster in the event of his death, resignation, retirement or inability to act on behalf of The People's Avenger Fund.

COMMITTEES  OF  THE  BOARD  OF  TRUSTEES

     Compensation Committee. Our board of trustees has created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of trustees concerning salaries and compensation for our executive officers and employees.

     Audit Committee. Our board of trustees has also created an audit committee which is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us, including resolution of disagreements between our management and the auditor regarding financial disclosure, for the purpose of preparing or issuing an audit report or related work. The audit committee will also review and evaluate our internal control functions. The members of the audit committee are Warren E. Marsh and Lynn Hollister. Mr. Hollister is the chairman of the audit committee.

EXECUTIVE  COMPENSATION

     Since we are a newly created business trust, no compensation has been paid to any of our officers. Any compensation to be paid to our employees will be in conformity with the Investment Company Act. Our trustees will be entitled to receive compensation only as provided in our declaration of trust.

EMPLOYMENT  CONTRACTS

     As of the date of this prospectus, we have not executed any employment contracts with any of our officers or employees. Any such contract we may execute in the future shall be in conformity with the Investment Company Act.

LITIGATION

     We are not engaged in any litigation, and our trustees are not aware of any claims or complaints that could result in future litigation against us.

CERTAIN  TRANSACTIONS  WITH  OFFICERS,  TRUSTEES,  AND  SECURITY  HOLDERS

     We have not entered into any agreement with any officer, trustee or security holder of The People's Avenger Fund. However, any such agreement we may execute in the future shall be in conformity with the Investment Company Act.

TRANSACTIONS  WITH  PROMOTERS

     The promoter of The People's Avenger Fund is Gary L. Lancaster. Mr. Lancaster has purchased one Founders Share. No other person has any other interest in The People's Avenger Fund as a promoter. Other than the cash consideration for our shares paid by Mr. Lancaster, we have not received, and we do not expect to receive, any assets from any promoter.

     Mr. Lancaster in the future may be entitled to receive compensation as an officer and trustee of The People's Avenger Fund. However, as of the date of this prospectus, Mr. Lancaster is not entitled to receive any consideration from us.

PRINCIPAL  SHAREHOLDERS

     The following table presents information regarding the beneficial ownership of all our shares as of the date of this prospectus, by:

- Each person who beneficially owns more than five percent of our outstanding shares;

-    Each trustee of The People's Avenger Fund;

-    Each named executive officer; and

-    All trustees and officers as a group.

                                                            SHARES BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                            OWNED(2)
-----------------------------------------------------  -----------------------------
                                                         NUMBER              PERCENT
                                                       --------------------  -------
Gary L. Lancaster (3) . . . . . . . . . . . . . . . .         -1-              100
Warren E. Marsh . . . . . . . . . . . . . . . . . . .         -0-              -0-
Guy C. Stephenson . . . . . . . . . . . . . . . . . .         -0-              -0-
John Lenz . . . . . . . . . . . . . . . . . . . . . .         -0-              -0-
Lynn Hollister. . . . . . . . . . . . . . . . . . . .         -0-              -0-
                                                       --------------------  -------
  All Trustees and officers as a group (five persons)         -1-              100
                                                       ====================  =======

_____________
(1) Unless otherwise indicated, the address for each of our shareholders is c/o The People's Avenger Fund, 1382 Leigh Court, West Linn, Oregon 97068. In addition, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares beneficially owned.
(2)  Beneficial ownership is determined in accordance with the rules of the SEC.
(3) The shares owned by Mr. Lancaster are Founders Shares. As of the effective date of this prospectus, there are no Investors Shares issued or outstanding.

QUALIFIED  BANK

     The Qualified Bank initially designated by us is Wells Fargo Bank, whose address is 1300 Southwest 5th Avenue, Suite 1500, Portland, Oregon 97208, telephone (503) 886-3139. However, if an Insurer requires us to use a different Qualified Bank, any such Qualified Bank must meet the qualifications for a Qualified Bank specified in our declaration of trust. The term Qualified Bank shall also include any broker-dealer registered under the Securities Exchange Act of 1934 with self-clearing and Fed wire capabilities, with a Fitch rating of "A+" or better, and with Securities Investor Protection Corporation insurance coverage, or equivalent coverage.

     In addition, any Qualified Bank must:

- Maintain a rating of at least "A-1" by Standard & Poor's Corporation, "P1" by Moody's Investor's Service, or an equivalent rating of a recognized rating service;

-    Satisfy all requirements of the Investment Company Act;

-    Maintain a trust department;

-    Maintain a securities department or own a securities company;

- Have not failed to honor a forward commitment or any similar obligation at any time; and

-    Be acceptable to the Insurer.

FORWARD  COMMITMENT

     Our investment strategy will involve the issuance of forward commitments.
A forward commitment is a system developed by investment banks of syndicating or "laying-off" the difference between the funds needed by issuers and the funds the investment banks can make available without exceeding their regulatory limits and those limits imposed by their own corporate polices. Generally, after becoming aware that the value of an upcoming transaction for one of its clients will exceed such limits, an investment bank will begin contacting additional financial institutions in order to obtain commitments, the "forward commitments," from such entities to provide the funds necessary to cover all or a portion of the required funds the investment bank cannot provide due to such limits. A forward commitment has the effect of satisfying the regulations necessary to permit the primary investment bank to handle the transaction. In essence, the forward commitment is an agreement to purchase the debt securities being offered, if the investment bank cannot otherwise place them.

FUND  EXPENSE  ACCOUNT

     We will create a Fund Expense Account as the account designated by a reference such as the "Fund Expense Account at [name of Qualified Bank] Bank." The account will be a non-interest bearing special account in our name, and for our sole and exclusive benefit. All income of The People's Avenger Fund generated with respect to our agreement to purchase the registered debt securities described in this prospectus, any of the permitted investments, or any Qualified Bank's money market accounts will be deposited into the Fund Expense Account. Moreover, all distributions of Quarterly Income will be paid out of the Fund Expense Account.

FUND  INVESTOR  ACCOUNT

     We will also create a Fund Investor Account as the account designated by a reference such as the "Fund Investor Account at [name of Qualified Bank] Bank." The account will be a non-interest bearing special account in our name, and for our sole and exclusive benefit. All amounts received by The People's Avenger Fund with respect to the purchase of Investor Shares will be placed in the Fund Investor Account. The only expenses to be paid out of the Fund Investor Account will be the premiums for insurance covering the Investor Shares, for those shareholders electing to purchase such insurance, the Insured Shareholders. Any such insurance premiums will be charged to the account of an Insured Shareholder of Investor Shares specifically electing to purchase such insurance coverage.

INSURED  SHAREHOLDER  AND  INSURER

     We are offering to make available to our investors insurance covering their Investor Shares offered by an Insurer. An Insured Shareholder means a shareholder who has elected to purchase the insurance from an Insurer, which is any insurance company which has agreed to write an insurance policy that will insure against any failure of The People's Avenger Fund to return all of the principal investment to the investor upon redemption of his Investor Shares, as may be requested by a purchaser of the Investor Shares. Any insurance covering an Investor Share must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

PERMITTED  INVESTMENTS

     The provisions of our declaration of trust will enable our trustees to utilize the funds in the Fund Investor Account for the purpose of making forward commitments on behalf of The People's Avenger Fund. However, our trustees are prohibited from releasing any funds in the Fund Investor Account unless the trustees simultaneously replace the funds to be withdrawn with permitted investments of greater value. Since the trustees are legally prohibited from basing a forward commitment on deposits which cannot be immediately withdraw on behalf of The People's Avenger Fund should it be necessary, the trustees are effectively prohibited from issuing forward commitments on behalf of The People's Avenger Fund if the underlying debt securities would not satisfy the limited definition of permitted investments which satisfy all of the following criteria:

- The securities are issued by an entity having, at the time the forward commitment is issued, a long-term credit rating of at least "A+" by Standard & Poor's Corporation, "A1" by Moody's Investors Service, or the equivalent rating of any other recognized rating service;

-    The securities are registered pursuant to the Securities Act;

- We must not be deemed to be an affiliate of the issuer of the securities, as that term is defined in the Securities Act;

- On the date that the securities are electronically delivered by their underwriter to us, the securities (a) have a yield to maturity of at least 350 basis points higher per annum than the 10 year U.S. Treasury market rate on such date; or (b) provide a yield to maturity of 200 basis points higher per annum than the market rate for such security class on the day of delivery, whichever is greater; and

- The securities (a) do not bear interest only, and (b) do not have a final maturity of more than 10 years.

OTHER  INVESTMENTS

     In addition, to the extent that our cash is not invested in the permitted investments, we may invest in a Qualified Bank's money market accounts as follows:

- In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

- Provided we shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

            CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS

SHARES;  SERIES  OF  OUR  SHARES

     Establishment of Series of our Shares. Our shares shall be divided into two series, the Founders Shares and the Investor Shares. The number of Founders Shares shall be 100 and the number of Investor Shares shall be 100,000. Each share shall have a par value of $0.001. All shares issued shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by The People's Avenger Fund. The trustees shall have full power and authority, in their sole discretion and without obtaining shareholder approval, to issue original or additional shares at such times, as they deem appropriate; and to issue fractional shares and shares held in the treasury. Shares held in the treasury shall not confer any voting rights on the trustees and shall not be entitled to any dividends or other distributions declared with respect to the shares.

     Purchase of the Shares. The trustees shall issue each share, regardless of the series, for a minimum purchase price of $5,000, which shall be valued as provided in Section 5.9 in our declaration of trust. Investments in a series shall be credited to each shareholder's account in the form of full shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by our trustees; provided, however, the trustees may, in their sole discretion, (a) issue fractional shares, and (b) determine the Net Asset Value per Share of the initial capital contribution. The trustees shall have the right to refuse to accept investments, or any investment, in any series of our shares at any time without any cause or reason therefore whatsoever.

     Restrictions on Transfer of the Shares. Except for the redemption rights described in Article V of our declaration of trust, no shareholder shall be entitled to sell, pledge, hypothecate, or otherwise transfer any portion of such shareholder's shares. Notwithstanding the foregoing, a shareholder shall be entitled to pledge all or any portion of such shareholder's shares with the prior written consent of our trustees, which may be withheld if such pledge would violate, in the trustees' sole discretion, any provision of the Securities Act or any other applicable securities law or regulation.

     Status of Shares; Limitation of Shareholder Liability. Our shares shall be deemed to be personal property giving shareholders only the rights provided in our declaration of trust. Every shareholder, by virtue of having acquired one of our shares, shall be held expressly to have assented to and agreed to be bound by the terms of our declaration of trust and to have become a party thereto. No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to The People's Avenger Fund or any series of our shares. Neither The People's Avenger Fund nor our trustees shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder. Our shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Nevada. Every written obligation of The People's Avenger Fund or any series of our shares shall contain a statement to the effect that such obligation may only be enforced against the assets of The People's Avenger Fund or such series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee of The People's Avenger Fund.

     Issuance of Our Shares. Except as otherwise provided in our declaration of trust, the following provisions shall govern the issuance of any shares:

-    The trustees shall maintain separate records for each series of our shares.

- At all times, the total cash received by us upon the purchase of each series of our shares, as well as all assets associated with each series of our shares, shall be held and accounted for separately from the cash received by The People's Avenger Fund upon the purchase of every other series of our shares, as well as all assets associated with each series of our shares. The People's Avenger Fund shall maintain sufficient records thereof. No shareholder of any share shall have any claim on or right to any assets allocated or belonging to any other share held by another shareholder.

- The assets of each share shall be subject only to the rights of creditors of that particular share, and all persons who have extended credit which has been allocated to a particular share, or who have a claim or contract which has been allocated to any particular share, shall look only to the assets of that particular share for payment of such credit, claim or contract. The trustees shall include a notice of such limited liability of each series of our shares in our certificate of trust filed with the State of Nevada. Any of our general liabilities, expenses, costs, charges or reserves that are not readily identifiable as belonging to any particular share shall be solely charged by our trustees against the Quarterly Income of The People's Avenger Fund and then, to the extent such Quarterly Income is insufficient, to the assets of the Founders Shares and be payable by the shareholders of the Founders Shares.

- We shall hold legal title to the Quarterly Income earned on the investments made pursuant to the terms of our declaration of trust, which shall be utilized for the payment of our expenses and costs and distributed to our shareholders in accordance with the provisions of our declaration of trust.

THE  FOUNDERS  SHARES

     Receipt of the Purchase Price of the Founders Shares. Upon receipt of the purchase price of the Founders Shares, our trustees, in their sole discretion, shall deposit the cash in The People's Avenger Fund's operational account or in the Fund Expense Account; provided however, to the extent any of such cash is deposited in the Fund Expense Account, the trustees shall:

- Make appropriate notations in the accounting records of The People's Avenger Fund to designate such account as a Fund Expense Account; and

- Verify that the Qualified Bank has correctly identified such account as a Fund Expense Account.

     Permitted Investments with respect to the Founders Shares. To invest any cash contained in the Fund Expense Account in any of the permitted investments.

     General Investment with respect to the Founders Shares. To the extent the cash in a Fund Expense Account is not invested in the permitted investments, the trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

- In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

- Provided The People's Avenger Fund shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

     Liabilities and Expenses of The People's Avenger Fund. None of our liabilities, expenses or costs shall be chargeable against the Fund Investor Account or the Investor Shares. All such liabilities, expenses, or costs shall be payable out of the Fund Expense Account and Quarterly Income. All of our liabilities, expenses and costs in excess of Quarterly Income shall be solely charged against the assets of the Founders Shares, and all contracts or arrangements entered into by the trustees on behalf of The People's Avenger Fund shall include a notice thereof.

     All of such liabilities, expenses and costs include, but are not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of the shares; certain insurance premiums, other than insurance purchased with respect to Investor Shares; applicable fees, interest charges and expenses of third parties, including The People's Avenger Fund's investment advisers, managers, administrators, distributors, custodians, transfer agents and accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; transmission expenses; auditing, legal and compliance expenses; costs of forming The People's Avenger Fund and the series of our shares and maintaining their existence; costs of preparing and printing any offering documents of The People's Avenger Fund, statements of additional information and shareholder reports and delivering them to the shareholders; expenses of meetings of the shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the trustees; compensation of The People's Avenger Fund's officers and employees and costs of other personnel performing services for The People's Avenger Fund or any series of our shares; costs of trustees' meetings; SEC registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which The People's Avenger Fund or a series of our shares, or a trustee or officer of The People's Avenger Fund acting as such, is a party, and for all losses and liabilities by them incurred in administering The People's Avenger Fund.

THE  INVESTOR  SHARES

     Subscriptions and Receipt of the Purchase Price of the Investor Shares. Upon receipt of the subscription agreement of a desired investor, our trustees shall notify the investor of our acceptance of the investor's subscription and shall:

- Deposit the purchase price for such Investor Shares in the Fund Investor Account at the Qualified Bank (at which time the investor will be deemed a shareholder of such Investor Shares for purposes of our declaration of trust); and

- Make appropriate notations in our accounting records of the number of the Investor Shares purchased by an investor.

     Permitted Investments with respect to the Investor Shares. To invest any cash contained in the Fund Investor Account in any of the permitted investments.

     General Investment with respect to the Investor Shares. To the extent the cash in a Fund Investor Account is not invested in the permitted investments, the trustees shall be entitled to instruct each Qualified Bank to invest such funds as follows:

- In United States Government Obligations, or in the Qualified Bank's primary money market account or any other obligation of a Qualified Bank, purchased directly or indirectly using a licensed broker-dealer or a fund restricted to these investment guidelines, but in all cases only where the issuer is a Qualified Bank, provided such obligations are redeemable within 72 hours, excluding weekends and U.S. bank holidays, for an amount equal to or greater than the amount paid for such obligations; or

- Provided The People's Avenger Fund shall not become subject to early withdrawal penalties in excess of the interest earned during the period of investment, in any of the Qualified Bank's short term time deposits having a maturity of not more than 365 days.

     No Liabilities Charged. None of our liabilities, expenses or costs of shall be chargeable against the Fund Investor Accounts or the Investor Shares, including, without limitation, any fees of the trustees or any fees charged by any Qualified Bank. All contracts or arrangements entered into by the trustees on behalf of The People's Avenger Fund shall include a notice of the unavailability of the Fund Investor Account or the Investor Shares for satisfaction of any claims on such contracts or arrangements.

INSURANCE  COVERING  INVESTOR  SHARES

     Upon the purchase of Investor Shares, each investor will be given the option to be covered by an insurance policy issued by the Insurer, naming the Insured Shareholder as the insured, covering 100 percent of his principal investment in his Investor Shares. The policy will insure against any failure of The People's Avenger Fund to return all of the principal investment to the Insured Shareholder upon redemption of his Investor Shares. The insurance premium will be an amount equal to three percent per annum of the total invested by the investor, payable at the time of investment, at the rate of 0.75 percent each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year. Therefore, at the time each Investor Share is purchased by an Insured Shareholder, each $5,000 invested will be subject to a charge of $37.50 per quarter. We will debit the amount of the premium due for the insurance for the quarter in which an Investor Share is purchased from the portion of the Fund Investor Account applicable to the Insured Shareholder. If less than a calendar quarter remains after the Investor Share is purchased, the amount of the insurance premium will be prorated for the time remaining in the quarter. Other aspects of the insurance are the following:

- Any Fund Investor Account must be at a Qualified Bank acceptable to the Insurer. As of the date of this prospectus, the Qualified Bank is Wells Fargo Bank in Portland, Oregon. In the event that another bank is selected, it must meet the definition of a Qualified Bank.

- Subject to an initial 90-day holding period, any Insured Shareholder may have his Investor Shares redeemed at the end of any calendar quarter, thereby limiting his exposure for insurance premiums to only 0.75 percent of his total investment at that time for the quarter in which redemption occurs.

- At any time when the principal amount of the Investor Shares are increased or decreased, as the case may be, the amount of the insurance with respect to the applicable Investor Shares will concurrently be increased or decreased, as appropriate.

- If desired, we may change the insurance company to act as the Insured. In such event, any newly selected insurance company must meet the definition of the Insured in our declaration of trust.

- An investor may select any other insurance company to write the insurance covering his Investor Shares, other than the insurance company recommended by The People's Avenger Fund. In such event, any such other insurance company must meet all of the qualifications of the Insured in our declaration of trust. If the investor selects his own insurance company, he will be solely responsible for the payment of all premiums for his insurance.

     The Insurance Policy. If requested, the Insurer will issue a policy insuring Investor Shares containing the following provisions:

-    The Insurer will deliver a copy of the policy to each Insured Shareholder.

- Under the policy, the Insurer unconditionally and irrevocably agrees to pay for disbursement to the Insured Shareholder that portion of the Net Asset Value per Share, which is then due for redemption and which The People's Avenger Fund shall have failed to provide.

- Upon receipt of telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from an Insured Shareholder or the paying agent to the Insurer that the required payment of the Net Asset Value per Share has not been made by The People's Avenger Fund to the Insured Shareholder, on the due date of such payment or within 30 business days after receipt of notice of such nonpayment, whichever is later, the Insurer will make a deposit of funds in an account with Wells Fargo Bank, Portland, Oregon, or it's successor, as its fiscal agent, sufficient to make up for the deficiency of the amount then due to the Insured Shareholder. Upon presentation to the fiscal agent of evidence satisfactory to it of the right of the Insured Shareholder to receive such payment and any appropriate instruments of assignment required to vest all of the Insured Shareholder's right to such payment in the Investor Shares, the fiscal agent will immediately disburse such amount to the Insured Shareholder.

- As long as all premiums on the insurance policy are paid when they are due, the policy is non-cancelable for any reason.

     The Insurer. Any insurance covering an Investor Share must be written by an insurance company licensed to provide insurance within the United States and must have an A.M. Best rating of "A" or higher.

DISTRIBUTIONS,  REDEMPTIONS,  AND  EXPENSES

     Calculation of Quarterly Income and Payment of Expenses. Section 5.1 of our declaration of trust provides that within three business days before the end of each calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, our trustees shall calculate the Quarterly Income. Prior to making any disbursements to our shareholders, the trustees shall utilize the Quarterly Income to pay all costs and expenses of The People's Avenger Fund, including any fees payable to the Qualified Bank(s) and the compensation payable to the trustees. The liabilities, expenses and costs of The People's Avenger Fund, including the compensation due to our trustees, will be charged only against the Quarterly Income, up to a maximum of 0.5 percent per quarter of the total amount on deposit, in the aggregate, during such quarter in The People's Avenger Fund's operational account, the Fund Expense Account, and the Fund Investor Account. To the extent such liabilities, expenses and costs of The People's Avenger Fund exceed 0.5 percent per quarter, including the compensation due to the trustees, any such excess shall be solely charged against the assets of the Founders Shares and be payable by the shareholders of the Founders Shares. None of the liabilities, expenses or costs of The People's Avenger Fund shall be chargeable against the Fund Investor Account.

     The only permitted charges against the Fund Investor Account are the insurance premiums for the insurance covering the Investor Shares of an Insured Shareholder. Any such insurance premiums will be charged to the account of a shareholder of the Investor Shares specifically requesting insurance coverage. However if any investor desires to procure his own insurance, we will not charge any premium payments to his account.

     Distributions to the Shareholders of the Investor Shares. Section 5.2 of our declaration of trust provides that following payment of the expenses as provided in Section 5.1 of our declaration of trust, the trustees shall, out of the remaining Quarterly Income, distribute the quarterly Investor Returns to each shareholder who has owned Investor Shares for at least 45 days. If desired, any shareholder of five or more Investor Shares may utilize the Investor Returns paid to such shareholder to purchase additional Investor Shares. To the extent a shareholder desires to do so and the Investor Returns paid to such shareholder are not equally divisible by $5,000, the trustees will, upon request, may purchase fractional shares for such shareholder, or retain the uneven amount of such shareholder's Investor Returns in the Fund Investor Account.

     Distributions to the Shareholders of the Founders Shares. To the extent any Quarterly Income remains after the payment of the items required in Section 5.1 and Section 5.2 in our declaration of trust, the trustees shall be entitled to distribute such amount, pro rata, to the shareholders of the Founders Shares.

     Additional Distributions to the Shareholders of the Investor Shares. In their sole discretion, our trustees shall be permitted, after obtaining the written approval of a majority of the shareholders of the Founders Shares, to make additional distributions to the shareholders of the Investor Shares which are not otherwise prohibited by the provisions in our declaration of trust. Any such additional distributions shall be made to the shareholders of the Investor Shares based on their respective ownership of the total number of Investor Shares outstanding.

     Redemptions; General. Each shareholder of Investor Shares shall have the right at such times as may be permitted in our declaration of trust to require The People's Avenger Fund to redeem all or any part of his shares at a redemption price per share equal to the Net Asset Value per Share, less any applicable charges, determined after receipt by the trustees of a request for redemption in proper form. The trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price shall be in cash. Upon redemption, shares may be reissued from time to time.

     Redemption of the Founders Shares. Provided there are no outstanding Investor Shares, each shareholder of the Founders Shares shall be entitled, upon 30 days' notice before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have The People's Avenger Fund redeem all of his Founders Shares by transmitting a written request to the trustees notifying the trustees of the shareholder's desire for redemption pursuant to Section 5.6 of our declaration of trust. The notice of redemption must include the shareholder's original Founders Share Certificate(s). On or before the expiration of such 30-day period, the trustees shall:

- Determine the Net Asset Value per Share of the Founders Shares to be redeemed as of the date of receipt of the shareholder's redemption request; and

- Forward such amount, in cash or other available assets, to the redeeming shareholder pursuant to the instructions provided by such shareholder in the redemption notice.

     Redemption of the Investor Shares. Investor Shares may not be redeemed by a shareholder for a period of 90 days following the purchase thereof. Following the expiration of the initial 90-day period, each shareholder of an Investor Share shall be entitled, upon 30 days' advance written notice to the trustees before the end of any calendar quarter ending on March 31, June 30, September 30, or December 31 in any year, to have The People's Avenger Fund redeem all or any portion of such shareholder's Investor Shares. Notwithstanding the foregoing, a shareholder may not be entitled to have us redeem less than all of such shareholder's Investor Shares if, following such redemption, the shareholder would own less than five Investor Shares. The shareholder's notice of request for redemption shall be delivered to our trustees by certified mail, return receipt requested, indicate the number of Investor Shares requested to be redeemed, and be signed by the shareholder exactly as the Investor Shares are registered in our register, e.g., a trustee or custodian must sign as such. The notice of request for redemption must also include the shareholder's original Investor Share Certificate(s). On or before the expiration of the 30-day period with respect to written notice, the trustees shall:

- Determine the Net Asset Value per Share of the Investor Shares to be redeemed;

- Calculate the total amount due to the shareholder by multiplying the number of Investor Shares being redeemed by the Net Asset Value per Share; and

- Forward the total amount due to the shareholder in cash, pursuant to the instructions provided by such shareholder in the redemption notice.

     Requested Redemption by The People's Avenger Fund. In addition to the rights of each shareholder to request the redemption of such shareholder's Investor Shares, we shall be entitled, in our sole discretion, to redeem all of the Investor Shares owned by any shareholder at any time after the expiration of the initial 90-day holding period, in the event the trustees determine that any such redemption is in the best interests of The People's Avenger Fund, including, but not limited to, the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to him.

     Should we elect to redeem any Investor Shares, our trustees shall provide written notice to the applicable shareholder, by certified mail, return receipt requested, and within 30 days of the shareholder's receipt of such notice, the trustees shall forward the total amount due to the shareholder as a result of The People's Avenger Fund's redemption of all of such shareholder's Investor Shares, as calculated in accordance with Article V of our declaration of trust. To the extent permitted by law, our trustees may retain the proceeds of any redemption of shares required by them for payment of amounts due and owing by a shareholder to The People's Avenger Fund.

DETERMINATION  OF  NET  ASSET  VALUE  PER  SHARE

     Net Asset Value per Share. The term "Net Asset Value per Share" of any series of our shares shall mean that amount by which the assets belonging to that series of our shares exceed its liabilities, all as determined by or under the direction of our trustees. Net Asset Value per Share shall be determined separately for each series of our shares and shall be determined daily, the "Daily Net Asset Value per Share," or on such days and at such times as the trustees may determine. The trustees shall make such determination with respect to securities for which market quotations are readily available, at the market value of such securities, and with respect to other securities and assets, at the fair value as determined in good faith by the trustees; provided, however, that the trustees, without shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the Investment Company Act and the rules, regulations and interpretations thereof promulgated or issued by the SEC or insofar as permitted by any order of the SEC applicable to the series of our shares.

     The trustees may delegate any of their powers and duties under our bylaws dealing with the determination of Net Asset Value per Share with respect to appraisal of assets and liabilities. At any time the trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective. The Net Asset Value per Share shall be determined separately for each series of our shares at such times as may be prescribed by the trustees or, in the absence of action by the trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     Daily Net Asset Value per Share. Assets of each share shall consist of permitted investments and the other qualified investments as described in this prospectus. The Daily Net Asset Value per Share shall always be determined by the daily liquidation value, in United States dollars, of the general investments provided by the issuing institution, and the bid price, being the instant price offered by qualified buyers posted on an electronic trading exchange, for any permitted investment, and the accumulated earnings from the forward commitments generated from the first business day of the current calendar quarter through the day of value determination. The total sum earned from the combination of general investments, permitted investments and forward commitments on any day of any calendar quarter divided by the total number of outstanding shares of all series, shall be the Daily Net Asset Value per Share.

     Suspension of Right of Redemption. The trustees may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any of the Investor Shares in accordance with their terms during any period of time for not more than seven days after the tender of such Investor Shares to The People's Avenger Fund or its agent designated for that purpose for redemption, except:

- For any period (a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (b) during which trading on the New York Stock Exchange is restricted;

- For any period during which an emergency exists as a result of which (a) disposal by The People's Avenger Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for The People's Avenger Fund fairly to determine the Net Asset Value per Share; or

- For such other periods as the SEC may by order permit for the protection of security holders of The People's Avenger Fund.

     If our trustees postpone payment of the redemption price and suspend the right of shareholders to redeem their shares, such suspension shall take effect at the time the trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter, the shareholders shall have no right of redemption or payment until our trustees declare the end of the suspension. If the right of redemption is suspended, a shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

SHAREHOLDERS'  VOTING  POWERS;  MEETINGS

     Voting Powers. The shareholders shall have power to vote only with respect to:

- The election of trustees as provided in Section 6.2 in our declaration of trust;

- The removal of trustees as provided in Section 2.3(d) in our declaration of trust;

- Any change in the investment policies from that provided in Sections 4.8 and 4.9 in our declaration of trust;

- Any investment advisory or management contract as provided in Section 7.1 in our declaration of trust;

- Any termination of The People's Avenger Fund as provided in Section 9.4 in our declaration of trust;

-    The amendment of our declaration of trust to the extent and as provided in
     Section 9.8 in our declaration of trust; and

- Such additional matters relating to The People's Avenger Fund as may be required or authorized by law, our declaration of trust or bylaws, or any registration of The People's Avenger Fund with the SEC or any state, or as our trustees may consider desirable.

     On any matter submitted to a vote of the shareholders, all shares shall be voted by individual series of our shares, except (a) when required by the Investment Company Act, shares shall be voted in the aggregate and not by individual series of our shares, and (b) when the trustees have determined that the matter affects the interests of more than one series of our shares, then the shareholders of all such series of our shares shall be entitled to vote thereon. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of our trustees. Shares may be voted in person or by proxy or in any manner provided for in our bylaws. Our bylaws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than our officers or trustees is submitted to a vote of the shareholders of any series of our shares, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or trustees, shares may be voted only in person or by written proxy. Until shares of a series of our shares are issued, as to that series of our shares the trustees may exercise all rights of shareholders and may take any action required or permitted to be taken by shareholders by law, our declaration of trust or our bylaws.

     Meetings of Shareholders. Annual meetings of our shareholders shall be held to elect our trustees at such time and place as the trustees designate. Special meetings of the shareholders of any series of our shares may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least 10 percent of the outstanding shares of such series of our shares entitled to vote. Shareholders shall be entitled to at least 15 days' notice of any meeting, given as determined by the trustees.

LIMITATION  OF  LIABILITY  AND  INDEMNIFICATION

     Limitation of Liability. Section 8.1 of Article VIII of our declaration of trust provides that all persons contracting with or having any claim against The People's Avenger Fund or a particular series of our shares shall look only to the Quarterly Income or the Founders Shares, respectively, for payment under such contract or claim; and neither our trustees nor any of our officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of The People's Avenger Fund shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any trustee or officer of The People's Avenger Fund liable thereunder.

     Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of The People's Avenger Fund, our trustees and officers shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of The People's Avenger Fund, but nothing contained in our declaration of trust or in the Nevada Revised Statutes shall protect any of our trustees or officers against liability to The People's Avenger Fund or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Indemnification.     Section 8.2 of our declaration of trust provides that
every person who is, or has been, a trustee or an officer, employee or agent of The People's Avenger Fund, a "covered person," shall be indemnified by us to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a covered person and against amounts paid or incurred by him in the settlement thereof; provided, however, that we shall not be obligated to indemnify any agent acting pursuant to a written contract with us, except to the extent required by such contract.

     However, no indemnification shall be provided in our declaration of trust to a covered person, who shall have been adjudicated by a court or body before which the proceeding was brought:

- To be liable to The People's Avenger Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or

- Not to have acted in good faith in the reasonable belief that his action was in the best interests of The People's Avenger Fund; or

- In the event of a settlement, unless there has been a determination that such covered person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (a) by the court or other body approving the settlement; (b) by at least a majority of those trustees who are neither interested persons of The People's Avenger Fund, as defined in the Investment Company Act, nor are parties to the matter based upon a review of readily available facts, as opposed to a full trial type inquiry; or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

     The rights of indemnification herein provided may be insured against by policies maintained by The People's Avenger Fund, shall be severable, shall not be exclusive of or affect any other rights to which any covered person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a covered person.

     To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 8.2(a) of our declaration of trust shall be paid by The People's Avenger Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such covered person that such amount will be paid over by him to The People's Avenger Fund if it is ultimately determined that he is not entitled to indemnification under Section 8.2 of our declaration of trust; provided, however, that either:

- Such covered person shall have provided appropriate security for such undertaking;

-    We are insured against losses arising out of any such advance payments; or

- Either a majority of the trustees who are neither interested persons of The People's Avenger Fund nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such covered person will not be disqualified from indemnification under Section 8.2 in our declaration of trust; provided, however, that The People's Avenger Fund shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with us, except to the extent required by such contract.

     Any repeal or modification of Article VIII in our declaration of trust by the shareholders of The People's Avenger Fund, or adoption or modification of any other provision of our declaration of trust or bylaws inconsistent with
Article VIII in our declaration of trust, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any covered person or adversely affect any indemnification available to any covered person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Indemnification of Shareholders. Section 8.3 of our declaration of trust provides that if any shareholder or former shareholder of any series of our shares shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Founders Shares to be held harmless from and indemnified against all loss and expense arising from such liability. We, on behalf of the Founders Shares, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Founders Shares and satisfy any judgment thereon from the assets of the Founders Shares.

     Reorganization. To change The People's Avenger Fund's form of organization, our trustees may with majority shareholder vote:

- Cause us to merge or consolidate with or into one or more entities, if the surviving or resulting entity is The People's Avenger Fund or another closed-end management investment company under the Investment Company Act, or a series thereof, that will succeed to or assume The People's Avenger Fund's registration under the Investment Company Act, if we are then registered under the Investment Company Act; or

- Cause us to incorporate under the laws of Nevada. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of trustees, upon obtaining majority shareholder vote, and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     Pursuant to and in accordance with the provisions of the Nevada Revised Statutes, an agreement of merger or consolidation approved by the trustees in accordance with Section 9.5 of our declaration of trust may effect any amendment to our declaration of trust or effect the adoption of a new declaration of trust of The People's Avenger Fund if it is the surviving or resulting trust in the merger or consolidation.

     Amendments. All rights granted to shareholders in our declaration of trust are granted subject to a right to amend our declaration of trust, except as otherwise provided therein. Our trustees may, without any shareholder vote, amend or otherwise supplement our declaration of trust by making an amendment, a declaration of trust supplemental thereto or an amended and restated declaration of trust; provided that shareholders shall have the right to vote on any amendment:

- Which would affect the voting rights of shareholders granted in Section 6.1 in our declaration of trust;

- To Section 9.8 in our declaration of trust, dealing with amendments to our declaration of trust;

- Required to be approved by shareholders by law or by any registration statement(s) filed by The People's Avenger Fund with the SEC; and

- Submitted to them by our trustees in their discretion. Any amendment submitted to shareholders which the trustees determine would affect the shareholders of any series of our shares shall be authorized by vote of the shareholders of such series of our shares and no vote shall be required of shareholders of a series of our shares not affected. Notwithstanding anything else therein, any amendment to Article VIII of our declaration of trust which would have the effect of reducing the indemnification and other rights provided thereby to trustees, officers, employees, and agents of The People's Avenger Fund or to shareholders or former shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the shareholders of two-thirds of the outstanding shares of The People's Avenger Fund entitled to vote thereon.

THE  TRUST  BYLAWS

     Officers of The People's Avenger Fund. The officers of The People's Avenger Fund shall be a president, one or more vice presidents, chief financial officer, a treasurer, and a secretary, and may include one or more assistant treasurers or assistant secretaries and such other officers as the trustees may determine.

     Surety Bond. The trustees may require any officer or agent of The People's Avenger Fund to execute a bond in favor of The People's Avenger Fund, including, without limitation, any bond required by the Investment Company Act and the rules and regulations of the SEC, in such sum and with such surety or sureties as the trustees may determine, conditioned upon the faithful performance of his duties to The People's Avenger Fund, including responsibility for negligence and for the accounting of any of The People's Avenger Fund's property, funds or securities that may come into his hands.

                               INVESTMENT STRATEGY

GENERAL

     The People's Avenger Fund Business Trust was formed to capitalize on certain investment opportunities that arise in today's practice of syndicating the underwriting of debt securities by investment banks. Oftentimes, internal corporate policies and legal regulations limit an investment banking institution's ability to provide large funding to a customer. Although The People's Avenger Fund has not participated in any transactions utilizing the business strategy described in this prospectus, Gary L. Lancaster, one of our trustees, has participated in numerous transactions utilizing such strategy in his previous positions as an officer of several financial institutions, which enabled him to gain the necessary knowledge while developing significant business contacts at many other institutions who regularly participate in the syndication of debt securities offerings. Those contacts, when combined with our investment strategy, which is discussed below, are expected to facilitate our trustees' ability to enter into transactions on our behalf.

     Put in its simplest terms, the business of The People's Avenger Fund will be the issuance of forward commitments to underwriters of issuers' debt securities registered under the Securities Act. The debt securities must qualify as permitted investments as described in this prospectus. In essence, what we will do is to agree to purchase the registered debt securities, if the underwriter cannot sell them to another party. The underwriters of the securities will pay us a fee for our agreement to purchase the securities.

     It should be understood that we will have no part in the underwriter's offering of the debt securities. We will not participate in any distribution of the debt securities or arrange for the sale of the debt securities. In the event that the underwriter is unable to sell fully all of the debt securities that comprise an offering, we will be called upon by the underwriter to purchase the permitted investment, which we have agreed to purchase with funds in the Fund Investor Account. Thereafter, we may sell the permitted investment and restore the cash to the Fund Investor Account.

REGULATIONS AND BOND UNDERWRITING

     Regulations, etc. Pursuant to regulations and internal policies, each investment bank is limited as to the size of an underwritten offering in which it may engage. Although limiting an investment bank's ability to underwrite a particular offering is logical given the goal of the regulations and internal polices of maintaining the stability of the investment bank as a whole, it often has the effect of preventing an investment bank from being able to underwrite large issues for a customer.

     In order to avoid disappointing their customers and potentially losing valuable business, investment banks have developed a system of syndicating or "laying-off" the difference between the funds needed by their customers and the funds the investment banks can make available in the underwriting process. Generally, after becoming aware that the value of an upcoming transaction for one of its customers will be too large, an investment bank will begin contacting additional investment banks and financial institutions in order to obtain commitments, the "forward commitments," from such entities to provide the funds necessary to cover all or a portion of the required funds the investment bank cannot provide. This has the effect of satisfying the regulations necessary to permit the primary investment bank to handle the transaction.

     Lead Underwriters. On large bond offerings, the primary underwriting institution, the "Lead Underwriter," earns its profit on the transaction by charging an underwriting fee, which is a negotiated percentage of the face value of the bonds. In practice, the Lead Underwriter sells the bonds to the public at face value, then, after subtracting its underwriting fee, forwards the remaining proceeds from the offering to its customer. Since the underwriting fee is negotiated before the Lead Underwriter agrees to underwrite the offering, the Lead Underwriter is able to begin contacting other underwriters who might be willing to participate in the offering.

     Rather than split a significant portion of its underwriting commission with other large primary underwriters, whenever possible, the Lead Underwriter will alternatively contact other parties similar to The People's Avenger Fund to see if forward commitments can be obtained to cover that portion of the offering the Lead Underwriter is unable or unwilling to underwrite. In order to induce other parties to make the necessary forward commitments, the Lead Underwriter offers those parties a negotiated fee for their forward commitments, which would be less than the underwriting commission normally charged by other large primary underwriters. This method will only slightly decrease the Lead Underwriter's profit on that portion of the bond issue.

THE TRUST'S INVESTMENT STRATEGY

     A Syndication Transaction in Action. At the time a Lead Underwriter requests the issuance of a forward commitment from The People's Avenger Fund, our trustees will be given a firm deadline for accepting or declining the request. If the Lead Underwriter has not received a response from us upon expiration of the applicable time period, whether it be a day or, more commonly, less than a few hours, the investment opportunity is lost, and the Lead Underwriter will move on to the next institution on its list. Upon being contacted by the Lead Underwriter, our trustees must make two initial determinations:

- Whether the debt securities to be issued will constitute permitted investments; and

- Whether sufficient funds are available to us for the issuance of a forward commitment in the amount requested by the Lead Underwriter.

     If both of the foregoing can be answered affirmatively, and the Lead Underwriter has already secured subscriptions from third parties to purchase the underlying debt securities, our trustees will issue the requested forward commitment.

     On the scheduled day of issue and delivery, all subscribers are required to wire the purchase price to the Lead Underwriter. Once the Lead Underwriter has received confirmation of its receipt of the purchase price for all of the debt securities underlying our forward commitment, our obligation under the forward commitment will terminate and we will be paid a negotiated fee by the Lead Underwriter equal to not less than 15 basis points (0.15 percent) per forward commitment. Therefore, if all subscribers settle as anticipated, our obligations under the forward commitment will end and we will have earned our profit on the transaction, without any monies ever actually being removed from the Fund Investor Account, which is the most important security feature of our investment strategy.

     In those instances where a subscriber fails to settle as anticipated, the Lead Underwriter will have the option, but not the obligation, to sell any debt securities not purchased by the defaulting subscriber(s) to any available purchaser(s). Otherwise, the Lead Underwriter would be entitled to require us to satisfy our obligation under the forward commitment utilizing the funds in the Fund Investor Account to purchase such debt securities. That is, the Lead Underwriter would deliver the debt securities to the Qualified Bank as instructed by our trustees and, upon our trustees' satisfaction that the debt securities constitute permitted investments, our trustees would then pay the purchase price in cash from the Fund Investor Account and deposit the debt securities in such account. Thereafter, if we sell the debt securities, the cash will then be deposited into the Fund Investor Account, restoring it to a cash only position.

     The Mechanics of Our Strategy. The provisions of our declaration of trust will enable our trustees to utilize the funds in the Fund Investor Account for the purpose of making large forward commitments on behalf of The People's Avenger Fund. However, the trustees are prohibited from releasing any funds in the Fund Investor Account unless the trustees simultaneously replace the funds to be withdrawn with permitted investments of greater value. Since the trustees are legally prohibited from basing a forward commitment on deposits which cannot be immediately withdraw on behalf of The People's Avenger Fund should it be necessary, the trustees are effectively prohibited from issuing forward commitments on our behalf if the underlying debt securities would not satisfy the limited definition of permitted investments or investing in a Qualified Bank's money market accounts as specified in our declaration of trust.

     The limited definition of permitted investments is designed to increase our ability to achieve our primary goals of protecting the investors' investments while simultaneously earning a profit. That is, by only participating in issues where the Lead Underwriter has obtained subscriptions from qualified third parties in advance should, except in very limited situations, alleviate any need for funds to be withdrawn from the Fund Investor Account. Moreover, we expect the purchase price applicable to each security to provide for a margin of profit more than sufficient to offset our operational expenses and to provide a portion of the funds necessary to pay the anticipated Investor Returns.

     Further, even in those situations in which a third party is unable to satisfy its subscription obligation, thereby requiring us to actually withdraw funds from the Fund Investor Account in order to deliver the purchase price for the debt securities underlying the forward commitment, the required high standard of the debt securities, which is implicit in the definition of permitted investments, is expected to allow us to sell the debt securities on the open market at a profit and restore the Fund Investor Account to a cash position. In our opinion, the failure or inability of a subscriber to complete its purchase of the debt securities would only occur if a subscriber of the debt securities failed to honor its commitment as a result of being closed by regulators during the few hours our forward commitment is outstanding, or the subscriber otherwise refuses to complete the purchase. We feel that such an occurrence would rarely occur due to the obvious consequences to the subscriber's reputation in the syndication market. The most likely consequence would be that we might be forced to actually sell the debt securities for an amount less than the original face value, which would have the effect of decreasing, or nullifying, the anticipated profit to be earned by us on the transaction.

     Additionally, in order to strengthen the likelihood of achieving our targeted profit in those situations where the underlying debt securities will not be purchased by the initial subscriber, our required yield to maturity contained in the definition of permitted investments, which must be at least 350 basis points higher per annum than the 10 year Treasury market rate, or 200 basis points higher per annum than that class security, whichever is higher, on the date the debt security is delivered, was intentionally set at a level which we believe optimizes our ability to sell the underlying debt securities without incurring a loss. For example, fixed income debt securities rated "A+" by Standard & Poor's rating service typically maintain a daily average of 150 basis points (1.5%) higher annual yield than the 10 year Treasury. Therefore, requiring the higher of 350 basis points higher annual yield than the 10 year Treasury, or 200 basis points higher than current market price for such "A+" securities will provide a constant 200 basis points (2.0%) higher annual yield than the bid price or market yield, on the day of delivery for such security in the event we are ever required to purchase a security meeting this criteria.

     To illustrate the necessity for our standards governing the permitted investments, the investor should consider historical market actuary tables which are set out in Appendix B attached to this prospectus. Those tables show that
               ----------
the sharpest drop in price for fixed income debt securities in the "A," "AA," and "AAA" class ratings, within a 30-day period, since 1985 was 49 basis points (0.49%) in adjusted annual yield. Our requirement for the designated above market yield provides four times the loss-of-value protection that would be needed to cover actual historical losses, if history were to repeat itself. In effect the security would need to drop in value four times lower than has been experienced since 1985 before the loss in the value of that class security would erode into the principal amount used to purchase the security. Such loss would have to occur within the time the security was purchased by us and sold by us at then current bid price offered by qualified purchasers.

     The following graph of the Investment Grade Index versus 10 Year Treasury is a scatter plot of monthly changes in the 10 year Treasury note yield versus monthly changes in the corporate index spread, expressed in basis points, with best regression line. Each point represents the intersection of the change of the 10 year Treasury with the corporate bond yield index.

     The straight line represents the 10 year Treasury as the base line to which the 10 year "A," "AA," and "AAA" corporate bonds move closer to or away from each month measured in basis points of annual yield. A basis point is one hundredth of one percent. In other words, the dots above the line reflect how much in basis points an owner of the bonds would have to discount his bonds to sell them in the open market that specific month, and the dots below the line reflect the premium an owner could realize by selling his bonds at that point in time. This is an inverted relationship chart. That means that when yield requirements driven by market conditions rise, bond owners must discount the face value of their bonds if they want to sell them immediately. When yields (interest rates) go up, the price must be adjusted downward to provide the required yield, as indicated by the dots above the line. Inversely, when yield requirements (interest rates) fall, the price of bonds increase and can be sold for immediate profit, which is indicated by the dots below the line.

                 INVESTMENT GRADE INDEX VERSUS 10 YEAR TREASURY

                                [GRAPHIC OMITED]


     The R-Square (R-Square means Risk Squared) for 10 Year Treasury versus Corporate Bond by Rating Category graph displays strength of the relationship between the change in 10 year Treasury yield and corporate index yields. There is only a 0.05, 0.08 or 0.13 respective higher risk in owning an investment grade bond verses a 10 Year Treasury.


              R-SQUARE FOR 10 YEAR TREASURY VERSUS CORPORATE BOND
                               BY RATING CATEGORY

                                [GRAPHIC OMITED]


     Three Hundred Fifty Basis Point Yield Spread Explanation. The permitted investments require a spread or yield to maturity of 350 basis points (3.5%) higher per annum than the 10 year United States Treasury bond. If one were to overlay the 10 year Treasury with the one-to-ten year Standard & Poor's "A+" rated bonds, a consistent historical margin of approximately 150 to 160 basis points higher annual yield would be evident. The daily average bid price/market price for an "A+" bond is 150 basis points higher yield than the 10 year Treasury. Therefore, to obtain a 200 basis point better yield than market price on the day any such bond is purchased, the price is calculated by adding 200 basis points to the 150 basis points of spread between the Treasury and Standard & Poor's "A+." This produces a benchmark pricing of 350 basis points higher annual yield than the 10 year Treasury. A net present value calculation determines the exact amount to be paid for the bond to produce this yield.

     In order to strengthen the likelihood of our success in those situations where the underlying debt securities will not be purchased by the initial subscriber, our required yield to maturity contained in the definition of permitted investment, which must be at least 350 basis points higher per annum than the 10 year U.S. Treasury market rate, or 200 basis points higher yield per annum than the market rate for such security class on the day of delivery, whichever is greater, on the date the debt security is delivered, was intentionally set at a level which we believe optimizes our ability to sell the underlying debt securities without incurring a loss.

     The reasoning behind our belief is best illustrated by reviewing Appendix B
                                                                      ----------
attached to this prospectus, which breaks down, for the period from February 1985 through March 2003, the monthly performance of the market for three categories of debt securities, which correspond to the only three debt securities ratings which could satisfy the definition of permitted investments. The performance data also contains a fourth column of information, based on a blend of all three categories. Although we believe the data gathered in connection with the preparation of Appendix B was obtained from reliable
                                   ----------
sources, we encourage each potential investor to evaluate comparable information from any additional sources such investor deems necessary. In short, the information contained on Appendix B indicates that the largest negative monthly
                         ----------
decrease, or devaluation, during such period was:

- 33 basis points (September 1998) for debt securities with a rating of "AAA/Aaa";

- 39 basis points (April 1986) for debt securities with a rating of "AA/Aa2" rated debt securities;

-    49 basis points (October 2001) for debt securities with a rating of "A/A2";
     and

-    50 basis points (August 2002) for the blend of the three ratings.

     Also, a review of Appendix B, which covers a period of more than 200
                       ----------
months, indicates that a negative monthly spread of 25 basis points or greater occurred on three occasions for debt securities with a rating of AAA/Aaa, on five occasions for debt securities with a rating of AA/Aa, on five occasions for debt securities with a rating of A/A2, and on six occasions for the blend of the three ratings.

     Despite the stability of the high rated debt securities market over the last 18 years, it is possible that on some occasions we may be required to sell particular debt securities for a price less than the amount to be paid to the Lead Underwriter by us pursuant to the applicable forward commitment. To the extent we are unsuccessful in offsetting any such losses with the anticipated profits from other transactions, such losses will cause a reduction in the principal balance of the Fund Investor Account. However, upon the purchase of Investor Shares, each investor, who so elects, will receive an insurance policy issued by the Insurer, naming the investor as the insured, covering 100 percent of his principal investment. The policy will insure against any failure of The People's Avenger Fund to return all of the principal investment to the Insured Shareholder upon redemption of his Investor Shares. See "Certain Provisions of the Declaration of Trust and Bylaws - Insurance Covering Investor Shares."

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion of the principal United States federal income tax consequences of ownership of the Investor Shares represents the opinion of Glast, Phillips & Murray, P.C., counsel to The People's Avenger Fund. It deals only with the Investor Shares held as capital assets by a shareholder who acquires his Investor Shares at the issue price from The People's Avenger Fund pursuant to the original offering, and not with special classes of shareholders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States shareholders (as defined below), persons who hold Investor Shares that are part of a hedging, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations under the code, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that The People's Avenger Fund has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Investor Shares, and the IRS is not required to agree with the opinion of Glast, Phillips & Murray, P.C.

     Prospective purchasers of the Investor Shares should consult their own tax advisers concerning the consequences, in their particular circumstances, under the code and the laws of any state, local or other taxing jurisdiction, of ownership of the Investor Shares.

     A United States shareholder is a beneficial owner of the Investor Shares who or that is:

-    A citizen or resident of the United States;

-    A domestic corporation; or

- Otherwise subject to United States federal income taxation on a net income basis in respect of the Investor Shares.

     Tax Status of The People's Avenger Fund. We will be treated as a grantor trust for federal income tax purposes, and each shareholder will be considered the owner of its pro rata portions of the permitted investments and the other qualified investments in The People's Avenger Fund under the grantor trust rules of the code. Income received by The People's Avenger Fund will be treated as income of the shareholders in the manner set forth below.

     Tax Basis of the Permitted Investments and the Other Qualified Investments. A shareholder's initial tax basis in the permitted investments and the other qualified investments will equal its pro rata portion of the amounts paid for them by The People's Avenger Fund.

     Distribution of Cash. Upon receipt of cash by The People's Avenger Fund, a shareholder will recognize capital gain or loss equal to the difference between the shareholder's allocable portion of the amount of cash received and the shareholder's basis in the permitted investments and the other qualified investments settled for cash.

     Redemption of the Investor Shares. The redemption of a shareholder's Investor Shares will be treated as the shareholder having sold his pro rata portion of the permitted investments and the other qualified investments underlying the Investor Shares. As a result, the shareholder will recognize capital gain or loss equal to the difference between the amount realized and the shareholder's aggregate tax bases in its pro rata portion of the permitted investments and the other qualified investments. Any gain or loss will be long-term capital gain or loss if The People's Avenger Fund has held the relevant property for more than one year. Long-term capital gain of an individual shareholder will be subject to a maximum tax rate of 20 percent in respect of property held for more than one year.

     Backup Withholding and Information Reporting. The payments of Investor Returns, and the proceeds received from the redemption of Investor Shares, may be subject to United States backup withholding tax at the rate of 31 percent if the shareholder of those Investor Shares fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against that shareholder's U.S. federal income tax liability and may entitle that shareholder to a refund, if the required information is furnished to the IRS.

     After the end of each calendar year, The People's Avenger Fund will furnish to each record shareholder of the Investor Shares an annual statement containing information relating to the Investor Returns. We will also furnish annual information returns to each record shareholder of the Investor Shares and to the IRS.

                                  LEGAL MATTERS

     The validity of the securities offered hereby will be passed upon by Glast, Phillips & Murray, P.C., Houston, Texas.

                                     EXPERTS

     Our financial statement included in this prospectus has been audited by Malone & Bailey, PLLC, independent accountants, as stated in their opinion given upon the authority of that firm as experts in accounting and auditing.

                       WHERE YOU CAN FIND MORE INFORMATION

     We have filed a registration statement under the Securities Act and the Investment Company Act with the SEC with respect to our Investor Shares offered as described in this prospectus. This prospectus constitutes our prospectus filed as part of the registration statement. This prospectus does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying from the Public Reference Section of the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at (800) SEC-0330. The SEC maintains an Internet web site that contains reports, proxy statements and other information regarding The People's Avenger Fund Business Trust. The address of the SEC web site is http://www.sec.gov.

     The People's Avenger Fund Business Trust has not been previously subject to the reporting requirements of the Exchange Act, although we will become subject to those reporting requirements following the effective date of the registration statement to which this prospectus relates. In accordance with the Exchange Act, we will file reports, proxy statements and other information with the SEC. In addition, we intend to furnish our shareholders with annual reports containing audited financial statements and interim reports, as we deem appropriate. No person is authorized by us to give any information or to make any representations other than those contained in this prospectus, and, if given or made, you should not rely upon that information.

     This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this prospectus nor any distribution of securities pursuant to this prospectus shall, under any circumstances, create any implications that there has been no change in the information set forth or incorporated into this prospectus by reference or in our affairs since the date of this prospectus.

                          INDEX TO FINANCIAL STATEMENTS


                                                                   Page No.
                                                                   --------
Independent Auditors' Report. . . . . . . . . . . . . . . . . . . .  F-1
Statement of Assets and Liabilities . . . . . . . . . . . . . . . .  F-2
Notes to Financial Statements . . . . . . . . . . . . . . . . . . .  F-3

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustee of
  The People's Avenger Fund Business Trust

     We have audited the accompanying statement of assets and liabilities of The People's Avenger Fund Business Trust (The People's Avenger Fund) as of December 15, 2002. This financial statement is the responsibility of The People's Avenger Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of The People's Avenger Fund Business Trust at December 15, 2002, in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com

December 21, 2002

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 15, 2002


                                                                  2002
                                                                 ------
ASSETS

Assets:
  Cash                                                           $5,000
  Deferred offering costs                                         2,500
                                                                 ------
    Total assets                                                  7,500
                                                                 ------

LIABILITIES

Liabilities:
  Offering costs payable                                          2,500
                                                                 ------
    Total liabilities                                             2,500
                                                                 ------

Net assets (1 share of $5,000 Founders Shares outstanding, 100 shares authorized, 0 shares of $5,000 Investor Shares
  outstanding, 100,000 shares authorized)                        $5,000
                                                                 ======

Net asset value per share                                        $5,000
Maximum offering price per share                                 $5,000

                    THE PEOPLE'S AVENGER FUND BUSINESS TRUST
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The People's Avenger Fund Business Trust (the "Trust") was organized as a Nevada Business Trust on December 9, 2002. The Trust has had no operations to date other than matters relating to its organization and registration as a closed-end non-diversified management investment company under the Investment Company Act of 1940, as amended, and the sale of one Founders Share for $5,000.

NOTE 2 - ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

NOTE 3 - FEDERAL INCOME TAXES

The Trust intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to its shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, The People's Avenger Fund intends not to be subject to federal excise tax.

NOTE 4- FOUNDERS AND INVESTOR SHARES

Voting
------

The Holders of Investor Shares have limited voting rights.

Redemption
----------

If there are no Investor Shares outstanding, each Holder of Founders Shares can have The People's Avenger Fund redeem all of its Founders Shares upon 30 days notice.

NOTE 5 - DEFERRED OFFERING COSTS

The Trust is in the process of a public offering and has capitalized certain costs directly relating to the offering.

                                     PART C
                                OTHER INFORMATION

ITEM  24.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

1.   FINANCIAL STATEMENTS.
     --------------------

     Part A - Independent Auditors' Report
              Statement of Assets and Liabilities
              Notes to Financial Statements

     Part B - None.

2.   EXHIBITS.
     --------

   EXHIBIT NO.                                    IDENTIFICATION OF EXHIBIT
-----------------  ---------------------------------------------------------------------------------------

     2(a)          Second Amended and Restated Agreement and Declaration of Trust dated April 21, 2003
     2(b)          Bylaws of The People's Avenger Fund
     2(d)          See Exhibit 2(a)
     2(k)(i)       Escrow Agreement between The People's Avenger Fund and U.S. Bancorp Piper Jaffrey
     2(k)(ii)      Accounting Services Agreement
     2(k)(iii)     Charter of the Audit Committee of the Board of Directors of The People's Avenger Fund
                   Business Trust
     2(k)(iv)      Charter of the Compensation Committee of the Board of Trustees of The People's Avenger
                   Fund Business Trust
     2(l)          Opinion and Consent of Counsel to The People's Avenger Fund
     2(n)(i)*      Tax Opinion of Counsel to The People's Avenger Fund (consent contained in Exhibit 2(l)
     2(n)(ii)      Consent of Auditor
     2(p)          Form of Subscription Agreement
     2(r)*         Code of Ethics.

------------------------
*  To be filed by amendment.

ITEM  25.     MARKETING  ARRANGEMENTS.

     None.

ITEM  26.     OTHER  EXPENSES  OF  ISSUANCE  AND  DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in the Registration Statement:

     SEC Registration Fee . . . . .   $   23,000
     Printing and Engraving Expenses      15,000
     Insurance Premiums. . . . . . .   7,500,000
     Legal Fees and Expenses . . . .      50,000
     Accounting Fees and Expenses. .      10,000
     Blue Sky Fees and Expenses. . .       5,000
     Miscellaneous . . . . . . . . .      15,000
                                      ----------
       Total . . . . . . . . . . . .  $7,618,000
                                      ==========

ITEM  27.     PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL.

     Before December 9, 2002, The People's Avenger Fund had no existence. Since the effective date of the prospectus, The People's Avenger Fund has had one Holder of the Founders Share.

ITEM  28.     NUMBER  OF  HOLDERS  OF  SECURITIES.

     There is only one Holder of the securities of the Registrant, Gary L. Lancaster, who is the owner of one Founders Share.

ITEM  29.     INDEMNIFICATION.

     The Escrow Agreement, to be filed as Exhibit 2(k) to this Registration Statement provides for indemnification to the escrow agent against certain liabilities, including liabilities under the Securities Act of 1933.

     The Second Amended Agreement and Declaration of Trust, filed as Exhibit 2(a) to this Registration Statement, provides for indemnification of the trustees and The People's Avenger Fund's officers and those who have ceased to be a trustee or officer (a "Covered Person") to the fullest extent of the law, as currently in effect or as hereafter amended, against all liabilities and expenses, including, without limitation, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, except that no Covered Person shall be indemnified against any liability to The People's Avenger Fund or the Holders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

ITEM  30.     BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER.

     Not Applicable.

ITEM  31.     LOCATION  OF  ACCOUNTS  AND  RECORDS.

     The accounts, books and other documents of The People's Avenger Fund are currently located at the offices of the Registrant, 1382 Leigh Court, West Linn, Oregon 97068.

ITEM  32.     MANAGEMENT  SERVICES.

     Not Applicable.

ITEM  33.     UNDERTAKINGS.

     1. The Registrant undertakes to suspend the offering of the shares until the prospectus is amended if (a) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, inasmuch as the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act [15 U.S.C. 80a-14(a)(3)].

     3.     The Registrant undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

               (1) To include any prospectus required by Section 10(a)(3) of the Securities Act [15 U.S.C. 77j(a)(3)];

               (2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     As required under the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Linn, Oregon, on April 28, 2003.

                                   THE PEOPLE'S AVENGER FUND BUSINESS TRUST



                                   By /s/ Gary L. Lancaster
                                      --------------------------------------
                                      Gary L. Lancaster, President and Chief
                                      Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities and on the date indicated:

        SIGNATURE         TITLE                               DATE
------------------------  ----------------------------------  --------------

  /s/  Gary L. Lancaster  Chairman, President, Chief          April 28, 2003
------------------------
GARY L. LANCASTER         Executive Officer, Chief Financial
                          Officer, Chief Accounting Officer
                          and Trustee

  /s/  Warren E. Marsh    Trustee                             April 28, 2003
------------------------
WARREN E. MARSH


  /s/  Guy C. Stephenson  Trustee                             April 28, 2003
------------------------
GUY C. STEPHENSON


  /s/  John Lenz          Trustee                             April 28, 2003
------------------------
JOHN LENZ


  /s/  Lynn Hollister     Trustee                             April 28, 2003
------------------------
LYNN HOLLISTER